Exhibit 10.1

EXECUTION COPY

STORE CAPITAL CORPORATION

$200,000,000

4.73% Senior Notes, Series C, due April 28, 2026

NOTE PURCHASE AGREEMENT

Dated April 28, 2016

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SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1	—	FORM OF 4.73% SENIOR NOTE, SERIES C, DUE APRIL 28, 2026

SCHEDULE 1.2	—	FORM OF SUBSIDIARY GUARANTY

SCHEDULE 4.4(a) (x) and (y)	—	FORM OF OPINIONS OF SPECIAL COUNSEL TO THE NOTE PARTIES

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE 10.5(xii)	—	EXISTING LIENS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

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STORE CAPITAL CORPORATION

8501 E. Princess Drive, Suite 190
Scottsdale, Arizona  85255

4.73% Senior Notes, Series C, due April 28, 2026

April 28, 2016

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

STORE CAPITAL CORPORATION, a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”), agrees with each of the Purchasers as follows:

SECTION 1.                                          AUTHORIZATION OF NOTES.

Section 1.1.           Notes.  The Company will authorize the issue and sale of $200,000,000 aggregate principal amount of its 4.73% Senior Notes, Series C, due April 28, 2026 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”).  The Notes shall be substantially in the form set out in Schedule 1.  Certain capitalized and other terms used in this Agreement are defined in Schedule A.  References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified.  References to a “Section” are references to a Section of this Agreement unless otherwise specified.

Section 1.2.           Subsidiary Guaranty.  The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by certain of its Subsidiaries pursuant to the guaranty agreement substantially in the form of Schedule 1.2 attached hereto and made a part hereof (each as the same may be amended, modified, extended or renewed, the “Subsidiary Guaranty”).

Section 1.3.           Changes in Interest Rate.  (a) If as of any Interest Payment Date, the Applicable Credit Rating then in effect is not an Investment Grade Rating, then commencing as of such Interest Payment Date and to but excluding the first Interest Payment Date immediately following the date on which the Applicable Credit Rating is an Investment Grade Rating (such following Interest Payment Date, a “Reset Date”), the Notes shall accrue interest at the Adjusted Interest Rate; provided that, at any time that the Company does not have a Credit Rating from any Rating Agency, for purposes of this Section 1.3, the Applicable Credit Rating shall be deemed to be less than an Investment Grade Rating.  On each Reset Date, the Notes shall revert

STORE CAPITAL CORPORATION	NOTE PURCHASE AGREEMENT

to accruing interest at the Base Interest Rate, until the first Interest Payment Date after such Reset Date on which the Applicable Credit Rating again fails to be an Investment Grade Rating, at which time the adjustments set forth in this Section 1.3(a) shall again apply.

(b)       The Company shall not less than five Business Days before any Interest Payment Date on which the interest then payable will reflect a change to or from the Adjusted Interest Rate, so notify the holders of the Notes in writing, sent in the manner provided in Section 18, which written notice shall, in the case of a change from the Adjusted Interest Rate, be accompanied by evidence satisfactory to the Required Holders demonstrating that such change is consistent with the provisions of the preceding clause (a).

(c)       The fees and expenses of the Rating Agency and all other costs incurred in connection with obtaining or appealing a rating of the Notes pursuant to this Section 1.3 shall be borne by the Company.

SECTION 2.                                          SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.                                          CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, LLP, 111 W. Monroe, Chicago, Illinois 60603, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on April 28, 2016 or on such other Business Day thereafter on or prior to April 29, 2016 as may be agreed upon by the Company and the Purchasers.  At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 4123820508 at Wells Fargo Bank, N.A., 420 Montgomery, San Francisco, CA 94104, ABA: 121000248.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4.                                          CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.           Representations and Warranties.  (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing.

(b)       The representations and warranties in the Subsidiary Guaranty with respect to the Subsidiary Guarantors shall be correct when made and at the time of such Closing.

Section 4.2.           Performance; No Default.  (a) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.  Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Presentation that would have been prohibited by Section 10 had such Section applied since such date.

(b)       Each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the applicable Subsidiary Guaranty required to be performed and complied with by it prior to or at Closing.

Section 4.3.           Compliance Certificates.

(a)       Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)       Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect.

(c)       Guarantor Officer’s Certificate.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of an authorized officer, dated the date of the Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery of the applicable Subsidiary Guaranty.

Section 4.4.           Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (x) Latham & Watkins LLP, special counsel for the Company and Subsidiary Guarantors, covering the matters set forth in Schedule 4.4(a)(x) and (y) Venable LLP, special Maryland counsel for the

Company, covering the matters set forth in Schedule 4.4(a)(y), and in each case covering such other customary matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other customary matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.           Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser at least ten Business Days prior to the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.           Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7.           Payment of Special Counsel Fees.  Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8.           Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.9.           Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.          Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11.                               Proceedings and Documents.  All corporate, limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.12.                               Rating.  Such Purchaser shall have received evidence reasonably satisfactory in form and substance to such Purchaser that the Notes shall have received a Credit Rating from Fitch that is an Investment Grade Rating and such Credit Rating shall remain in full force and effect at the time of Closing.

Section 4.13.                               Subsidiary Guaranty.  The Subsidiary Guaranty shall have been executed and delivered by the Subsidiary Guarantors and shall be in full force and effect.

SECTION 5.                                          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser on the date of the Closing that:

Section 5.1.                                Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority (a) to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and (b) to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2.                                Authorization, Etc.  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                Disclosure.  The Company, through its agents, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, has delivered to each Purchaser a copy of an Investor Presentation, dated April 2016 (the “Presentation”), relating to the transactions contemplated hereby.  The Presentation fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  This Agreement, the Presentation, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to April 13, 2016 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Presentation and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, estimates and other forward-looking information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.  Except as disclosed in the Disclosure Documents, since December 31, 2015, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.                                Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 contains (except as noted therein) as of the date hereof complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company’s directors and senior officers.

(b)                                  All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)                                  Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                  No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes and limitations imposed by the terms of any agreements governing Non-Recourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.                                Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.                                Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) (A) contravene, result in any breach of, or constitute a default under, or (B) result in the creation of any Lien in respect of, any property of the Company or any Subsidiary under, (x) any indenture, mortgage, deed of trust, loan, purchase agreement, credit agreement or lease, in any material respect, or (y) the corporate charter, by-laws or shareholders agreement or (z) any other agreement or instrument, in any material respect, to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary in any material respect or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary in any material respect.

Section 5.7.                                Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, except for consents, approvals, authorizations, filings and declarations which have been duly obtained, given or made and are in full force and effect.

Section 5.8.                                Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened in writing against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                  Neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                Taxes.  The Company and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.  The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2011.

Section 5.10.                               Title to Property; Leases.  The Company and its Subsidiaries have good and marketable title in fee simple to, or valid leasehold interests in, their respective real properties necessary or used in the ordinary course of their business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and in each case free and clear of Liens prohibited by this Agreement.

Section 5.11.                               Licenses, Permits, Etc.  (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)                                  To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)                                  To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12.                               Compliance with ERISA.  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                  The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                  The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                  The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                                  The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.                               Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than sixty-five (65) Institutional Investors (including the Purchasers), each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                               Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes hereunder as set forth in the Presentation.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of

Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                               Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 2015 (including descriptions of the obligors and obligees (or the agent, trustee or other entity acting in a similar capacity on behalf of the obligees), principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                  Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c)                                  Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16.                               Foreign Assets Control Regulations, Etc.  (a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act

(“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii) or a Canada Blocked Person, a “Blocked Person”).  Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state or provincial list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions or sanctions under Canadian Economic Sanctions Laws.

(b)                                  No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions or sanctions under Canadian Economic Sanctions Laws.

(c)                                  Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States or Canadian law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations or violation of Canadian Economic Sanctions Laws, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations or violation of Canadian Economic Sanctions Laws, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions or violation of Canadian Economic Sanctions Laws, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.  The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions or Canadian Economic Sanctions Laws.

(d)                                  (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any European Union country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or European Union Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2)                                  To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation in any material respect of any applicable law or regulation or which would cause any holder to be in violation in any material respect of any law or regulation applicable to such holder; and

(3)                                  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage.  The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17.                               Status under Certain Statutes.  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.                               Environmental Matters.  (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any written notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                  Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)                                  Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)                                  Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)                                  All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19.                               Solvency.  As of the date of this Agreement and after giving effect to the transactions contemplated by this Agreement and the other Note Documents, the Company and its consolidated Subsidiaries, on a consolidated basis, are Solvent.

Section 5.20.                               Real Estate Investment Trust Status.  The Company is qualified as a Real Estate Investment Trust under the Code.  The shares of common Equity Interests of the Company are listed on the New York Stock Exchange.

SECTION 6.                                          REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.                                Purchase for Investment.  Each Purchaser severally represents (i) that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control and (ii) that it is an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.                                Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)                        the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                         the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                         the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                         the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                         the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                        the Source is a governmental plan; or

(g)         the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)        the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                                          INFORMATION AS TO COMPANY.

Section 7.1.           Financial and Business Information.  The Company shall deliver to each holder of a Note that is an Institutional Investor:

(a)        Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)         a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter, and

(ii)         consolidated statements of income or operations of the Company and its consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter and consolidated statements of cash flows of the Company and its consolidated subsidiaries for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)        Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i)         a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year, and

(ii)         consolidated statements of income or operations, changes in shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based (except for a qualification or an exception to the extent related to the maturity or refinancing of the loans under the Primary Credit Facility, the Existing Notes or the Notes)) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)        SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability or requests or consents to the eligibility of unencumbered assets, customary or routine periodic financial and servicing statements and compliance certificates and similar matters) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d)        Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)        ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)         with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)         the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)         any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)        Notices from Governmental Authority — promptly, and in any event within 30 days after receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)         Resignation or Replacement of Auditors — within ten days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request;

(h)        Credit Rating — promptly upon becoming aware thereof, notice of a change in the Credit Rating given by any Rating Agency or any announcement that any Credit Rating is “under review” or that such Credit Rating has been placed on a watch list or that any similar action has been taken by a Rating Agency; and

(i)         Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note; provided, that, except as set forth in Section 22.2 or as would otherwise be required to be delivered pursuant to Section 7.1(c), so long as no Default or Event of Default has occurred and is continuing, the Company and its Subsidiaries shall not be required to prepare or deliver monthly financial statements or any other financial statements other than those (i) described in Section 7.1(a) and (b) above or (ii) included in their Form 10-Qs and Form 10-Ks.

Section 7.2.           Officer’s Certificate.  Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)        Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10, including, without limitation, any term incorporated herein pursuant to Section 10.9, during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence.  In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b)        Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.           Visitation.  The Company shall permit the representatives of each holder of a Note that is an Institutional Investor:

(a)        No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants (it being understood and agreed that only one such request for a discussion with the Company’s independent public accountants shall be made per fiscal year by all holders of Notes and such discussion shall be held on or around the end of the SAS 100 review period and that representatives of the Company shall be permitted to be present at any such meeting), and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; provided that only one such visit or one such discussion shall be made per fiscal year by each holder of Notes; and

(b)        Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries (provided that the Company shall receive notice of such meeting and representatives of the Company shall be entitled (but not required) to be present at any such meeting)), all at such times and as often as may be reasonably requested.

Section 7.4.           Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i)           such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

(ii)           the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.storecapital.com as of the date of this Agreement;

(iii)           such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv)           the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8.                                          PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.           Maturity.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2.           Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the holders of more than 50% of the principal amount of the Notes to be prepaid then outstanding agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount (if any) due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.           Allocation of Partial Prepayments.  (a) In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

(b)           Any prepayments pursuant to Section 8.7 shall be applied only to the Notes of the holders electing to participate in such prepayment.

Section 8.4.           Maturity; Surrender, Etc.  In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.           Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or any other Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days.  If the holders of more than 50% of the principal amounts of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of the Notes of such fact and the expiration date for the acceptance by holders of the Notes shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.           Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.                                Change of Control.

(a)                                 Notice of Change of Control.  The Company will, within ten (10) Business Days after the occurrence of any Change of Control, give written notice (the “Change of Control Notice”) of such Change of Control to each holder of Notes.  Such Change of Control Notice shall contain and constitute an offer to prepay the Notes as described in Section 8.7(b) hereof and shall be accompanied by the certificate described in Section 8.7(e).

(b)                                  Offer to Prepay Notes.  The offer to prepay Notes contemplated by Section 8.7(a) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the “Proposed Prepayment Date”).  Such date shall be not fewer than 30 days and not more than 60 days after the date of delivery of the Change of Control Notice.

(c)                                  Acceptance.  Any holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company not fewer than 10 days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)                                  Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes together with accrued and unpaid interest thereon but without any Make-Whole Amount or other premium.  The prepayment shall be made on the Proposed Prepayment Date.

(e)                                  Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of delivery of the Change of Control Notice, specifying:  (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid (which shall be 100% of the outstanding principal balance of each such Note); (iv) the interest that would be due on each Note offered to be prepaid, accrued to the

Proposed Prepayment Date; (v) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of notice have been fulfilled; and (vi) in reasonable detail, the general nature and date of the Change of Control.

Section 8.8.                                Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9.                                          AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1.                                Compliance with Laws.  Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.                                Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.                                Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.                                Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.                                Corporate Existence, Etc.  Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect.  Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate, limited partnership or limited liability company existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.                                Books and Records.  The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and in conformity in all material respects with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.  The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect in all material respects all transactions and dispositions of assets.  The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7.                                Subsidiary Guarantors.  (a) The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under the Primary Credit Facility, the Existing Notes or other Indebtedness with a principal amount in excess of $250,000,000 to concurrently therewith:

(i)                          enter into a Subsidiary Guaranty or joinder thereto; and

(ii)                          deliver the following to each of holder of a Note:

(A)                          an executed counterpart of such Subsidiary Guaranty or joinder thereto;

(B)                         to the extent required under the Primary Credit Facility, under the Existing Notes or under such other Indebtedness with a principal amount in excess of $250,000,000, a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.19 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company);

(C)                         to the extent required under the Primary Credit Facility, under the Existing Notes or under such other Indebtedness with a principal amount in excess of $250,000,000, all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(D)                          to the extent required under the Primary Credit Facility, under the Existing Notes or under such other Indebtedness with a principal amount in excess of $250,000,000, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request.

(b)                                  Release of Guarantors.  The Company may request in writing that the holders of the Notes release a Subsidiary Guarantor, if: (i) after giving effect to such release, such Subsidiary does not have any liability as a guarantor, borrower, co-borrower or otherwise with respect to any Indebtedness under the Primary Credit Facility, the Existing Notes or other Indebtedness with a principal amount in excess of $250,000,000, (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release; and (iii) if any fee or other form of consideration is given to any holder of Indebtedness under the Primary Credit Facility, the Existing Notes or other Indebtedness with a principal amount in excess of $250,000,000 directly related to releasing such Subsidiary Guarantor, the holders of the Notes shall receive equivalent consideration (or other form of consideration reasonably acceptable to the Required Holders).  Together with any such request, the Company shall deliver to the holders of the Notes an Officer’s Certificate certifying that the conditions set forth in immediately preceding clauses (i), (ii), and (iii) will be true and correct upon the release of such Subsidiary Guarantor.  No later than 10 Business Days following the receipt by the holders of the Notes of such written request and the related Officer’s Certificate and so long as the conditions set forth in immediately preceding clauses (i), (ii) and (iii) will be true and correct, the release shall be effective automatically and each holder of Notes shall execute and deliver, at the sole cost and expense of the Company, such documents as the Company may reasonably request to evidence such release.

Section 9.8.                                Maintenance of Status.  The Company will at all times remain qualified as a Real Estate Investment Trust under the Code and remain in compliance in all material respects with all provisions applicable to the qualification of the Company as a Real Estate Investment Trust under the Code.

Section 9.9.                                Priority of Obligations.  The Company will ensure that its payment obligations under this Agreement and the Notes, and the payment obligations of any Subsidiary Guarantor under its Subsidiary Guaranty, will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company and such Subsidiary Guarantor, as applicable.

Section 9.10.                         Rating Confirmation.  The Company covenants and agrees that, at its sole cost and expense, it shall cause to be maintained at all times a Credit Rating from at least one Rating Agency that indicates that it will monitor the rating on an ongoing basis.  During November of each year the Company further covenants and agrees it shall provide a notice to each of the holders of the Notes sent in the manner provided in Section 18 with respect to any then current Credit Ratings.

SECTION 10.                                   NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1.                         Transactions with Affiliates.  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2.                                   Merger, Consolidation, Etc.  The Company will not, nor will it permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)                        in the case of a consolidation or merger involving a Subsidiary, or conveyance, transfer or lease of all or substantially all of the assets of a Subsidiary in a single transaction or series of transactions, (i) such merger or consolidation of one or more of the Subsidiaries of the Company is with and into the Company (it being understood and agreed that in any such event the Company will be the surviving Person), (ii) such merger or consolidation involves two or more Subsidiaries of the Company or entities that will become Subsidiaries after giving effect to the merger or consolidation (provided that no such merger or consolidation shall involve a Guarantor unless such Guarantor is the surviving entity), or (iii) such transaction involves the liquidation or dissolution of any Subsidiary of the Company (but specifically excluding any Guarantor unless the assets of such Guarantor will become owned by another Guarantor or the Company) that (A) would be permitted to sell or dispose of its assets in accordance with this Agreement (and thereafter is treated under this Agreement as if sold or disposed of pursuant to Section 10.8 hereof) or (B) owns assets that will become owned by another Subsidiary or the Company upon such liquidation or dissolution;

(b)                        in the case of a consolidation or merger involving the Company, or conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation, limited liability company or limited partnership organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, limited liability company or limited partnership, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation, limited liability company or limited partnership shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(c)                         in the case of a consolidation or merger involving the Company, or conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions, each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(d)                        immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation, limited liability company or limited partnership that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

Section 10.3.                         Line of Business.  The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Presentation.

Section 10.4.                         Terrorism Sanctions Regulations.  The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any U.S. or European Union law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions or Canadian Economic Sanctions Laws, or (c) to engage in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions or Canadian Economic Sanctions Laws.

Section 10.5.                         Liens.  The Company will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property, assets or revenues of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, except:

(i)                (A) Liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies incurred in the ordinary course of business in respect of obligations not then delinquent or not otherwise required to be paid or discharged under the terms of this Agreement or any of the other Note Documents (unless such amounts are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP) and (B) Liens on assets in respect of judgments which do not constitute an Event of Default under Section 11(i);

(ii)             deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pensions or other social security obligations;

(iii)          Liens (A) consisting of mortgage liens on Real Estate and other property securing Indebtedness which is Non-Recourse Indebtedness of Subsidiaries of the Company that is secured by Real Estate and other assets (which may include the Equity Interests of Subsidiaries that own Real Estate) or (B) securing Secured Debt that is Recourse Indebtedness, provided that the aggregate amount of (x) all Indebtedness secured by Liens pursuant to this clause (iii)(B) and (y) Recourse Indebtedness of Subsidiaries that are not Subsidiary Guarantors shall not at any time exceed ten percent (10%) of Consolidated Total Adjusted Asset Value (determined as of the end of the then most recently ended fiscal quarter), provided, further, that notwithstanding the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this Section 10.5(iii) any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders;

(iv)               encumbrances on Real Estate consisting of easements, tenant leases, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens under leases to which the Company or any such Subsidiary is a party, and other non-monetary liens or encumbrances, which do not individually or in the aggregate have a Material Adverse Effect;

(v)                  cash deposits to secure the performance of bids, trade contracts (other than for Indebtedness), purchase contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(vi)               rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business;

(vii)                (A) Liens under the Primary Credit Facility and the Existing Notes; provided, that notwithstanding the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this Section 10.5(vii) any Indebtedness outstanding under or pursuant to the Primary Credit Facility or the Existing Notes unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders and (B) Liens under the Note Documents;

(viii)             the rights of tenants as tenants under leases and subleases of Real Estate, in each case entered into in the ordinary course of business;

(ix)                   in the case of Equity Interests in Unconsolidated Affiliates, buy/sell rights with respect to such Unconsolidated Affiliates contained in the organizational agreements of such Unconsolidated Affiliate on customary terms and conditions;

(x)                      Liens created by the Unencumbered Pool Documents which do not in any event secure liabilities for borrowed money and are in favor of a Note Party;

(xi)                   Permitted Unsecured Debt Restrictions;

(xii)                Liens existing on the Closing and listed on Schedule 10.5(xii); and

(xiii)             Liens securing intercompany loans and advances owed by Subsidiaries of the Company to Note Parties.

Section 10.6.                     Financial Covenants.

(a)                    Consolidated Total Indebtedness to Consolidated Total Adjusted Asset Value.  The Company will not as of the end of any fiscal quarter permit the ratio of Consolidated Total Indebtedness to Consolidated Total Adjusted Asset Value (expressed as a percentage) to exceed sixty-five percent (65.0%).

(b)                     Consolidated EBITDA to Consolidated Fixed Charges.  The Company will not as of the end of any fiscal quarter permit the ratio of Consolidated EBITDA determined for the most recently ended four (4) calendar quarters to Consolidated Fixed Charges for the most recently ended four (4) calendar quarters, to be less than 1.50 to 1.00.

(c)                     Consolidated Total Secured Debt to Consolidated Total Adjusted Asset Value.  (i) Subject to clause (ii) below, the Company will not as of the end of any fiscal quarter permit the ratio of Consolidated Total Secured Debt to Consolidated Total Adjusted Asset Value (expressed as a percentage) to exceed sixty percent (60.0%).

(ii)                     Notwithstanding clause (i) above, in the event as of the end of any fiscal quarter the ratio of Consolidated Total Adjusted Unencumbered Asset Value determined as of such date to Consolidated Total Unsecured Debt determined as of such date, is less than 3.00 to 1.00, the Company will not as of the end of such fiscal quarter permit the ratio of Consolidated Total Secured Debt to Consolidated Total Adjusted Asset Value (expressed as a percentage) to exceed the ratio shown below that is applicable to such fiscal quarter:

FISCAL QUARTER ENDING	RATIO

June 30, 2016 and September 30, 2016	sixty percent (60.0%)

December 31, 2016, March 31, 2017, June 30, 2017, and September 30, 2017	fifty-five percent (55%)

December 31, 2017, March 31, 2018, June 30, 2018, and September 30, 2018	fifty percent (50%)

December 31, 2018, March 31, 2019, June 30, 2019, and September 30, 2019	forty-five percent (45%)

December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and thereafter	forty percent (40%)

(d)                     Ratio of Unencumbered NOI to Interest Expense on Unsecured Debt.  The Company will not as of the end of any fiscal quarter permit the ratio of (i) Unencumbered NOI of the Company and its Subsidiaries determined on a consolidated basis to (ii) Interest Expense on

Unsecured Debt of the Company and its Subsidiaries determined on a consolidated basis, to be less than 2.00 to 1.00.

(e)                     Consolidated Unsecured Leverage Ratio.  The Company will not as of the end of any fiscal quarter permit the ratio of Consolidated Total Adjusted Unencumbered Asset Value determined as of such date to Consolidated Total Unsecured Debt determined as of such date to be less than the Minimum Unsecured Leverage Ratio.

(f)                     Minimum Consolidated Tangible Net Worth.  The Company will not as of the end of any fiscal quarter permit Consolidated Tangible Net Worth to be less than the sum of (i) $1,000,000,000.00, plus (ii) seventy-five percent (75%) of the sum of any additional Net Offering Proceeds after September 22, 2015.

Section 10.7.                     Indebtedness.  The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)                        unsecured Indebtedness of the Company or a Subsidiary Guarantor (including Indebtedness under, and guarantees of, Material Credit Facilities); provided, that after the incurrence thereof, the Company is in compliance with the financial covenants contained in Section 10.6;

(b)                         Non-Recourse Indebtedness; provided, that after the incurrence thereof, the Company is in compliance with the financial covenants contained in Section 10.6;

(c)                         intercompany loans and advances; provided that all such intercompany Indebtedness owed by any Note Party (unless owed to another Note Party) shall be unsecured and subordinated in right of payment to the payment in full of the obligations under the Note Documents pursuant to the terms of any applicable promissory notes or an intercompany subordination agreement, in each case, in form and substance reasonably satisfactory to the Required Holders (provided that subordination terms with respect to this Agreement and the Notes that are substantially identical to those subordination terms with respect to the Primary Credit Facility that are reasonably satisfactory to the administrative agent under the Primary Credit Facility shall be deemed to be reasonably satisfactory to the Required Holders);

(d)                         (x) Recourse Indebtedness of Subsidiaries that are not Subsidiary Guarantors and (y) Secured Debt that is Recourse Indebtedness, provided that the aggregate outstanding principal amount of all outstanding Indebtedness incurred pursuant to this clause (d) shall not at any time exceed ten percent (10%) of Consolidated Total Adjusted Asset Value at such time.

Section 10.8.                     Sale of Assets.  The Company will not, and will not permit any Subsidiary to, sell, lease, transfer, abandon or otherwise dispose (including pursuant to a liquidation or dissolution transaction described in Section 10.2(a)(iii)(A)) of assets (except (v) any sale, lease, transfer, abandonment or other disposition of obsolete or worn out assets or assets no longer useful in the business of the Company and its Subsidiaries, (w) licenses of intellectual property entered into in the ordinary course of business, (x) any conveyance, sale, transfer or other disposition of cash and/or cash equivalents, (y) assets sold or leased in the ordinary course of business for fair market value and (z) as provided in Section 10.2); provided that the foregoing restrictions do not apply to:

(a)                        the sale, lease, transfer or other disposition of assets to the Company or a Wholly-owned Subsidiary or a liquidation or dissolution of a Subsidiary where all of its assets are distributed to the Company or a Wholly-Owned Subsidiary; or

(b)                         the sale of assets for cash or other property to a Person or Persons other than the Company or a Wholly-owned Subsidiary if all of the following conditions are met:

(i)                          the value of such assets (valued at net book value) does not, together with the value of all other assets of the Company and its Subsidiaries previously disposed of during the twelve month period then ending (other than sales or dispositions permitted by clause (a) above), exceed 20% of Consolidated Total Adjusted Asset Value of the Company and its Subsidiaries determined as of the end of the immediately preceding fiscal year;

(ii)                          in the opinion of a Responsible Officer of the Company, the sale is for fair value; and

(iii)                           immediately before and immediately after the consummation of the transaction and after giving effect thereto, no Default or Event of Default would exist and be continuing;

provided, however, that for purposes of the foregoing calculation, there shall not be included in the determination of such 20% of Consolidated Total Adjusted Asset Value limitation any assets the Net Cash Proceeds of which were or are applied within 12 months after the date of sale of such assets to either (A) the acquisition of, or reinvestment in, assets useful and intended to be used in the operation of the business of the Company and its Subsidiaries and/or (B) the prepayment or payment of principal and accrued but unpaid interest, if any, and (subject to the following sentence) the applicable prepayment premium, if any, of Senior Debt of the Company and/or its Subsidiaries (other than Senior Debt owed to the Company or a Subsidiary); provided, further, that any such prepayment or payment of Senior Debt pursuant to this clause (B) shall include an offer, which offer shall be on the same terms and conditions to each holder of a Note, from the Company to the holders of all outstanding Notes, to prepay the Notes in an amount not less than the Notes Pro Rata Share of the Net Cash Proceeds to be so used to prepay Senior Debt.  It is understood and agreed by the Company that any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be offered and prepaid as and to the extent provided below:

(w)                          the offer to prepay Notes contemplated by this Section 10.8 shall be an offer to each of the holders of the Notes to prepay the Notes on a pro rata basis on a date specified in such offer, which date shall be not less than 30 days and not more than 60 days after the date of such offer (if the proposed prepayment date shall not be specified in such offer, the proposed prepayment date shall be the first Business Day after the 45th day after the date of such offer), all, or a pro rata part of, the Notes held by such holder at par and without payment of Make-Whole Amount or other premium;

(x)                         any holder of the Notes may accept or decline any offer of prepayment pursuant to this Section 10.8 by causing a notice of such acceptance or rejection to be delivered to the Company not later than 15 days after receipt by such holder of such offer of prepayment;

(y)                         the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to decline such prepayment; and

(z)                         if such offer is so accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid and applied to 100% of the principal amount to be prepaid, together with interest accrued thereon to the date of such prepayment; provided that such prepayment shall be at par without payment of Make-Whole Amount or other premium.

Section 10.9.                     Most Favored Lender Status.  (a) If the Company or any Subsidiary Guarantor (i) is as of the date of this Agreement a party to a credit facility, loan agreement or other like financial instrument (an “Existing Credit Facility”) under which the Company or any Subsidiary Guarantor may incur Unsecured Debt in an aggregate amount equal to or greater than $100,000,000 (or the equivalent in the relevant currency), or (ii) after the date of this Agreement enters into any amendment or other modification of any Existing Credit Facility (an “Amended Credit Facility”) or (iii) enters into any new credit facility, whether with commercial banks or other Institutional Investors pursuant to a credit agreement, note purchase agreement or other like agreement (in any such case, a “New Credit Facility”) after the date of this Agreement under which the Company or any Subsidiary Guarantor may incur Unsecured Debt in an amount equal to or greater than $100,000,000 (or the equivalent in the relevant currency), that in any such case has on the date of this Agreement, or after the date of this Agreement results in, one or more additional or more restrictive MFL Provisions (whether constituting a financial covenant or an event of default) than those contained in this Agreement being contained in any such Existing Credit Facility, Amended Credit Facility or New Credit Facility, as the case may be (such additional or more restrictive MFL Provision or event of default, as the case may be, together with all definitions relating thereto, in the case of an Existing Credit Facility, including as amended by an Amended Credit Facility, the “Existing Facility Additional Provision(s)” and in the case of a New Credit Facility, the “New Facility Additional Provision(s)”), then the terms of this Agreement, without any further action on the part of the Company, any Subsidiary Guarantor or any of the holders of the Notes, will unconditionally be deemed on the effective date of such Amended Credit Facility or New Credit Facility, as the case may be, or the date hereof in the case of an Existing Credit Facility to be automatically amended to include the Existing Facility Additional Provision(s) or such New Facility Additional Provision(s), as the case may be, and any event of default in respect of any such additional or more restrictive MFL Provision(s) so included herein shall be deemed to be an Event of Default under Section 11(c) (after giving effect to any grace or cure provisions under such Existing Facility Additional Provision(s) or such New Facility Additional Provision(s) or event of default), subject to all applicable terms and provisions of this Agreement, including, without limitation, all rights and remedies exercisable by the holders of the Notes hereunder.

(b)                     If after the date of execution of any Amended Credit Facility or a New Credit Facility, as the case may be, any one or more of the Existing Facility Additional Provision(s) or the New Facility Additional Provision(s) is excluded, terminated, loosened, tightened, amended or otherwise modified under the corresponding Amended Credit Facility or New Credit Facility, as applicable, then and in such event any such Existing Facility Additional Provision(s) or New Facility Additional Provision(s) theretofore included in this Agreement pursuant to the requirements of this Section 10.9 shall then and thereupon automatically and without any further action by any Person be so excluded, terminated, loosened, tightened or otherwise amended or modified under this Section 10.9 to the same extent as the exclusion, termination, loosening, tightening of other amendment or modification thereof under the Amended Credit Facility or New Credit Facility; provided that if a Default or Event of Default shall have occurred and be continuing by reason of the Existing Facility Additional Provision(s) or the New Facility Additional Provision(s) at the time any such Existing Facility Additional Provision(s) or New Facility Additional Provision(s) is or are to be so excluded, terminated, loosened, tightened, amended or modified under this Section 10.9, the prior written consent thereto of the Required Holders shall be required as a condition to the exclusion, termination, loosening, tightening or other amendment or modification of any such Existing Facility Additional Provision(s) or New Facility Additional Provision(s), as the case may be; and provided, further, that in any and all events, the financial covenant(s) and related definitions or any event of default constituting any financial covenant and Events of Default contained in this Agreement as in effect on the date of this Agreement shall not in any event be deemed or construed to be excluded, terminated, loosened, relaxed, amended or otherwise modified by operation of the terms of this Section 10.9, and only any such Existing Facility Additional Provision(s) or New Facility Additional Provision(s) shall be so excluded, terminated, loosened, tightened, amended or otherwise modified pursuant to the terms hereof.

(c)                     The Company shall from time to time, upon request by the Required Holders, promptly execute and deliver at its expense (including, without limitation, the reasonable and documented fees and expenses of one counsel for the holders of the Notes, taken as a whole) an amendment to this Agreement in form and substance reasonably satisfactory to the Required Holders evidencing that, pursuant to this Section 10.9, this Agreement then and thereafter includes, excludes, amends or otherwise modifies any Existing Facility Additional Provision(s) or New Facility Additional Provision(s), as the case may be; provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment.

(d)                     The Company agrees that it will not, nor will it permit any Subsidiary or Affiliate to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Company, any co-obligor or any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any amendment, waiver or other modification to any Existing Credit Facility or New Credit Facility, as the case may be, the effect of which amendment, waiver or other modification is to exclude, terminate, loosen, tighten or otherwise amend or modify any Existing Facility Additional Provision(s) or New Facility Additional Provision(s), unless such consideration or remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

SECTION 11.                                   EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                        the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)                         the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)                         the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.2, 10.5, 10.6, 10.7 and 10.8 or incorporated herein pursuant to Section 10.9 (after giving effect to any grace or cure provisions under such Existing Facility Additional Provision(s) or such New Facility Additional Provision(s) or event of default so incorporated); or

(d)                         the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)                         (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)                        (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Indebtedness under the Note Documents) that is outstanding in an aggregate principal amount of at least $100,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under the Note Documents) in an aggregate outstanding principal amount of at least $100,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be) due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness (other than Indebtedness under the Note Documents) to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $100,000,000 or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

(g)                          the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)                         a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)                          one or more final judgments or orders for the payment of money aggregating in excess of $100,000,000 (to the extent not covered by independent third party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the claim and does not dispute coverage), including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j)                         if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)                         any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner in writing the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.

SECTION 12.                                   REMEDIES ON DEFAULT, ETC.

Section 12.1.                     Acceleration.  (a)  If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)                     If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)                     If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.                     Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.                     Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.                     No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13.                                   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.                     Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.                     Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.                     Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)                        in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                         in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.                                   PAYMENTS ON NOTES.

Section 14.1.                     Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.                     Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a

Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.                                   EXPENSES, ETC.

Section 15.1.                     Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the holders, taken as a whole, and, if reasonably required by the Required Holders, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty, for the holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with the initial purchase of the Notes by the Purchasers on the date hereof and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including fees of one financial advisor for all of the holders, taken as a whole, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,000.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2.                     Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.                                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this

Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.                                   AMENDMENT AND WAIVER.

Section 17.1.                     Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a)                        no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)                         no amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), the prepayment provisions in the provisos contained in the penultimate sentence of Section 10.8(b), the last sentence of Section 10.8(b) or Sections 11(a), 11(b), 12, 17 or 20.

Section 17.2.                     Solicitation of Holders of Notes.

(a)                    Solicitation.  The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)                     Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c)                     Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.                     Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any holder of such Note.

Section 17.4.                     Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.                                   NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)                          if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)                          if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)                           if to the Company, to the Company at its address set forth at the beginning hereof to the attention of its General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.                                   REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.                                   CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such recipient is notified of its obligation to maintain the confidentiality of such information), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall notify the Company prior to disclosure), (x) in response to any subpoena or other legal process Purchaser (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall notify the Company prior to disclosure), (y) in connection with any litigation to which such Purchaser is a party Purchaser (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall notify the Company prior to disclosure) or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.                                   SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.                                   MISCELLANEOUS.

Section 22.1.                     Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.                     Accounting Terms.  (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)                     If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Note Document, and either the Company or the Required Holders shall so request, the holders of the Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the holders of the Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing, leases, whether entered into prior to or after the Closing, shall continue to be classified and accounted for on a basis consistent with that reflected in the financial statements listed on Schedule 5.5 for all purposes under the Note Documents, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually agreeable amendment addressing such changes, as provided for above.

(c)                     Any financial ratios required to be maintained by the Company pursuant to the Note Documents shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in such Note Document and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 22.3.                     Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.                     Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.                     Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

Section 22.7.                     Jurisdiction and Process; Waiver of Jury Trial.  (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                     The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                     Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)                     THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

STORE CAPITAL CORPORATION

By	/s/ Michael T. Bennett
	Name:	Michael T. Bennett
	Title:	Executive Vice President General Counsel

This Agreement is hereby
accepted and agreed to as
of the date hereof.

CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL
CINCINNATI INSURANCE COMPANY
CINCINNATI LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
GLEANER LIFE INSURANCE SOCIETY
GREAT WESTERN INSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY
NEW ERA LIFE INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY

By: Advantus Capital Management, Inc.

	By:	/s/ Drew R. Smith
Name: Drew R. Smith
Title: Vice President

This Agreement is hereby
accepted and agreed to as
of the date hereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

	By	/s/ David L. Voge
		Name:	David L. Voge
		Title:	Fixed Income Portfolio Manager

This Agreement is hereby
accepted and agreed to as
of the date hereof.

ATHENE ANNUITY AND LIFE COMPANY

	By:	Athene Asset Management, L.P., its investment adviser
	By:	AAM GP Ltd., its general partner

	By	/s/ Roger D. Fors
Roger D. Fors, Senior Vice President, Fixed Income

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

	By:	Athene Asset Management, L.P., its investment adviser
	By:	AAM GP Ltd., its general partner

	By	/s/ Roger D. Fors
Roger D. Fors, Senior Vice President, Fixed Income

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,
solely with respect to the Modco Account

By:

Athene Asset Management, L.P., its investment adviser of that certain modified coinsurance account (the “Modco Account”) created pursuant to that certain trust agreement between American Equity Investment Life Insurance Company, Athene Life Re Ltd., and State Street Bank and Trust Company dated as of May 29, 2014

	By:	AAM GP Ltd., its general partner

	By	/s/ Roger D. Fors
Roger D. Fors, Senior Vice President, Fixed Income

This Agreement is hereby
accepted and agreed to as
of the date hereof.

INTEGRITY LIFE INSURANCE COMPANY

	By:	/s/James J. Vance
Name: James J. Vance
Title: Sr. Vice President, Treasurer

	By:	/s/ Kevin L. Howard
Name: Kevin L. Howard
Title: Sr. Vice President and General Counsel

THE LAFAYETTE LIFE INSURANCE COMPANY

	By:	/s/James J. Vance
Name: James J. Vance
Title: Sr. Vice President, Treasurer

	By:	/s/ Kevin L. Howard
Name: Kevin L. Howard
Title: Sr. Vice President and General Counsel

This Agreement is hereby
accepted and agreed to as
of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	By	/s/ Brian Keating
Name: Brian Keating
Title: Managing Director

This Agreement is hereby
accepted and agreed to as
of the date hereof.

OCM CREDIT PORTFOLIO LP, by its general partner, OCM CREDIT PORTFOLIO G.P. INC.

	By	/s/ Ken Milner
Name: Ken Milner
Title: Director

	By	/s/ Kim Bursey
Name: Kim Bursey
Title: Director

This Agreement is hereby
accepted and agreed to as
of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Brad Wiginton
Vice President

PENSIONSKASSE DES BUNDES PUBLICA

	By:	PGIM Limited, as Investment Manager

	By:	Pricoa Capital Group Limited, as Sub-Advisor

		By:	[ILLEGIBLE]
Director

BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA

	By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

		By:	/s/ Brad Wiginton
Vice President

This Agreement is hereby
accepted and agreed to as
of the date hereof.

SUN LIFE ASSURANCE COMPANY OF CANADA

	By:	/s/ Deborah J. Foss
		Name:	Deborah J. Foss
		Title:	Managing Director, Head of Private Debt Private Fixed Income

	By:	/s/ Ann C. King
		Name:	Ann C. King
		Title:	Assistant Vice President and Senior Counsel

This Agreement is hereby
accepted and agreed to as
of the date hereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	By:	/s/ Laura Parrott
Name: Laura Parrott
Title: Senior Director

This Agreement is hereby
accepted and agreed to as
of the date hereof.

USAA LIFE INSURANCE COMPANY

	By	/s/ James F. Jackson Jr.
		Name:	James F. Jackson Jr.
Executive Director

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted Interest Rate” means the Base Interest Rate increased by 100 basis points (1.00%) to 5.73% per annum.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Amended Credit Facility” is defined in Section 10.9.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Applicable Credit Rating” means, as of any date of determination, (a) if only one Rating Agency is then providing a Credit Rating, such Credit Rating, (b), if two Rating Agencies are then providing a Credit Rating, the lower of such Credit Ratings and (c) if three or more Rating Agencies are then providing a Credit Rating, the second lowest of such Credit Ratings.

“Base Interest Rate” means 4.73% per annum.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Phoenix, Arizona are required or authorized to be closed.

“Canada Blocked Person” means (i) a “terrorist group” as defined for the purposes of Part II.1 of the Criminal Code (Canada), as amended or (ii) a Person identified in or pursuant to (x) Part II.1 of the Criminal Code (Canada), as amended or (y) regulations or orders promulgated pursuant to the Special Economic Measures Act (Canada), as amended, the United Nations Act (Canada), as amended, or the Freezing Assets of Corrupt Foreign Officials Act (Canada), as

SCHEDULE A
(to Note Purchase Agreement)

amended, in any case pursuant to this clause (ii) as a Person in respect of whose property or benefit a holder of Notes would be prohibited from entering into or facilitating a related financial transaction.

“Canadian Economic Sanctions Laws” means those laws, including enabling legislation, orders-in-council or other regulations administered and enforced by Canada or a political subdivision of Canada pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including Part II.1 of the Criminal Code (Canada), as amended, the Special Economic Measures Act (Canada), as amended, the United Nations Act (Canada), as amended, the Export and Import Permits Act (Canada), as amended, and the Freezing Assets of Corrupt Foreign Officials Act (Canada), as amended, and including all regulations promulgated under any of the foregoing, or any other similar sanctions program or action.

“Capitalized Lease” means a lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capital Lease Obligations” means with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capitalized Lease.

“Cash Revenues” means, for any calculation date, the base rent and interest, annualized based on contract rates in effect as of such calculation date, for all leases, loans, notes and direct financing receivables (and similar revenue streams) in place as of that date.

“Change of Control” means:

(a)                        any Person (including a Person’s Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder) other than the Permitted Holders, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock or voting interests shall have different voting powers) of the voting stock or voting interests of the Company equal to at least fifty percent (50%) of the then outstanding voting stock or voting interests of the Company;

(b)                         the Company fails to own, directly or indirectly, free of any lien, encumbrance or other adverse claim, one hundred percent (100%) of the economic, voting and beneficial interest of SCA or fails to control all decisions of SCA; or

(c)                         a “change of control” or similar event occurs under any Material Credit Facility.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

2

“Class B Master Funding Notes” means the “Class B Notes” issued by STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and any other Subsidiary which issues “Class B Notes” under the Company’s master funding trust program.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means STORE CAPITAL CORPORATION, a Maryland corporation or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 20.

“Consolidated” means with reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means with respect to any period, an amount equal to the EBITDA of the Company and its Subsidiaries for such period determined on a Consolidated basis.

“Consolidated Fixed Charges” means on any date of determination for the period of four (4) fiscal quarters most recently ended, the sum of (a) Consolidated Interest Expense for such period (both expensed and capitalized), plus (b) all of the scheduled payments of principal due and payable with respect to Indebtedness of the Company and its Subsidiaries during such period, other than (x) any balloon, bullet or similar principal payment which repays such Indebtedness in full and (y) any voluntary full or partial prepayments prior to stated maturity thereof, plus (c) all Preferred Distributions paid during such period, plus (d) the scheduled principal payment on any Capital Lease Obligations.  Such Person’s Equity Percentage in the fixed charges referred to above of its Unconsolidated Affiliates shall be included in the determination of Consolidated Fixed Charges.

“Consolidated Interest Expense” means on any date of determination, without duplication, (a) total Interest Expense of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP for the period of determination, plus (b) such Person’s Equity Percentage of Interest Expense of its Unconsolidated Affiliates for such period.

“Consolidated Tangible Net Worth” means the amount by which Consolidated Total Adjusted Asset Value exceeds Consolidated Total Indebtedness.

“Consolidated Total Adjusted Asset Value” means as of any date of determination, the sum of the undepreciated value of all assets of Company and its Subsidiaries minus goodwill calculated on a Consolidated basis in accordance with GAAP, provided that all real estate assets

3

shall be valued at undepreciated cost (minus any write downs or impairments) as determined in accordance with GAAP.  Consolidated Total Adjusted Asset Value will be adjusted to include an amount equal to the Equity Percentage of the Consolidated Total Adjusted Asset Value attributable to the assets owned by the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates, calculated in the same manner as above.

“Consolidated Total Adjusted Unencumbered Asset Value” means as of any date of determination, the sum of the undepreciated value of all Unencumbered Assets minus goodwill calculated on a Consolidated basis in accordance with GAAP, provided that all real estate assets shall be valued at undepreciated cost (minus any write downs or impairments) as determined in accordance with GAAP.  Consolidated Total Adjusted Unencumbered Asset Value will be adjusted to include an amount equal to the Equity Percentage of the Consolidated Total Adjusted Unencumbered Asset Value attributable to the assets owned by the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates, calculated in the same manner as above.

“Consolidated Total Indebtedness” means, as at any date of determination, the sum of (i) the aggregate amount of all Indebtedness of the types described in clauses (a), (b), (c), (d) (to the extent such letter of credit is drawn and not reimbursed), (f), (h) (in the case of clause (h), as it applies to each of the foregoing clauses only) and (i) (in the case of clause (i), as it applies to each of the foregoing clauses only) of the definition of “Indebtedness” of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP plus (ii) the Equity Percentage of such types of Indebtedness of the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates.

“Consolidated Total Secured Debt” means, as at any date of determination, the sum of (i) the aggregate amount of all Secured Debt of the types described in clauses (a), (b), (c), (d) (to the extent such letter of credit is drawn and not reimbursed), (f), (h) (in the case of clause (h), as it applies to each of the foregoing clauses only) and (i) (in the case of clause (i), as it applies to each of the foregoing clauses only), of the definition of “Indebtedness” of the Company and its Subsidiaries on a Consolidated basis in accordance with GAAP plus (ii) the Equity Percentage of such types of Secured Debt of the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates.

“Consolidated Total Unsecured Debt” means, as at any date of determination, the sum of (i) the aggregate amount of all Unsecured Debt of the types described in clauses (a), (b), (c), (d) (to the extent such letter of credit is drawn and not reimbursed), (f) and (h) (in the case of clause (h), as it applies to each of the foregoing clauses only), of the definition of “Indebtedness” of the Company and its Subsidiaries on a Consolidated basis (including Indebtedness outstanding under the Notes) in accordance with GAAP plus (ii) the Equity Percentage of such types of Unsecured Debt of the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

4

“Credit Rating” means the public credit rating of the Notes issued by a Rating Agency, which credit rating identifies the Notes by Private Placement Number issued by Standard & Poor’s CUSIP Bureau (a “CUSIP”).

“CUSIP” is defined in the definition of “Credit Rating.”

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to a Note that rate of interest that is the greater of (i) 2.00% per annum above the interest rate including, without limitation, the Adjusted Interest Rate (if otherwise then applicable), then in effect for such Note or (ii) 2.00% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its “base” or “prime” rate.

“Derivatives Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.  Not in limitation of the foregoing, the term “Derivatives Contract” includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement of similar type, including any such obligations or liabilities under any such master agreement.

“Derivatives Termination Value” means in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Derivatives Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivatives Contracts (which may include Chatham Financial, the administrative agent under the Primary Credit Facility or any lender under the Primary Credit Facility).

“Disclosure Documents” is defined in Section 5.3.

“Distribution” means any (a) dividend or other distribution, direct or indirect, on account of any Equity Interest of Company or any of its Subsidiaries now or hereafter

5

outstanding, except a dividend payable solely in Equity Interests of Company or any of its Subsidiaries to the holders of that class; (b) redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Company or any of its Subsidiaries now or hereafter outstanding other than with another Equity Interest of Company or any of its Subsidiaries; and (c) payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding other than with another Equity Interest of Company or any of its Subsidiaries.  Distributions from any Subsidiary of Company to Company or any Subsidiary of Company shall be excluded from this definition.

“Dollars or $” means Dollars in lawful currency of the United States of America.

“EBITDA” means with respect to Company and its Subsidiaries for any period (without duplication): (a) Net Income (or Loss) on a Consolidated basis, in accordance with GAAP, exclusive of the following (but only to the extent included in determination of such Net Income (Loss)):  (i) depreciation and amortization expense; (ii) Interest Expense (including any amounts excluded from the definition of Interest Expense due to being non-cash interest expense); (iii) income tax expense; (iv) fees, costs and expenses incurred during such period in sourcing, investigating, reviewing and making acquisitions and dispositions permitted hereunder (in each case, whether or not completed); (v) extraordinary or non-recurring gains and losses (including, without limitation, gains and losses on the sale of assets); (vi) distributions to minority owners; (vii) gains and losses resulting from currency exchange effects and hedging arrangements and (viii) other non-cash items to the extent not actually paid as a cash expense; plus (b) such Person’s pro rata share of EBITDA of its Unconsolidated Affiliates as provided below.  With respect to Unconsolidated Affiliates, EBITDA attributable to such entities shall be excluded but EBITDA shall include a Person’s Equity Percentage of Net Income (or Loss) from such Unconsolidated Affiliates plus its Equity Percentage of items (i) through (viii) above.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Equity Interests” means with respect to any Person, (i) any share of capital stock of (or other ownership or profit interests in) such Person; (ii) any warrant, option or other right for the purchase or other acquisition from such Person of (a) any share of capital stock of (or other ownership or profit interests in) such Person, or (b) any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests) and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination; and (iii) any other ownership or

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profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting; provided, that Equity Interests shall not include any debt securities or other Indebtedness convertible into, or exchangeable for, Equity Interests.

“Equity Offering” means the issuance and sale after the Closing Date by the Company or any of its Subsidiaries of any Equity Interests of such Person (other than Equity Interests issued (i) to Company or any one or more of its Subsidiaries in its respective Subsidiaries, and (ii) in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement).

“Equity Percentage” means the aggregate ownership percentage of the Company or its Subsidiaries in each Unconsolidated Affiliate, which shall be calculated as the greater of (a) the Company’s direct or indirect nominal capital ownership interest in the Unconsolidated Affiliate as set forth in the Unconsolidated Affiliate’s organizational documents, and (b) the Company’s direct or indirect economic ownership interest in the Unconsolidated Affiliate reflecting the Company’s current allocable share of income and expenses of the Unconsolidated Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Existing Credit Facility” is defined in Section 10.9.

“Existing Facility Additional Provisions” is defined in Section 10.9.

“Existing Note Purchase Agreement” means that certain note purchase agreement dated November 19, 2015 among the Company and the purchasers named in Schedule B thereto.

“Existing Notes” means the (a) 4.95% Senior Notes, Series A, due November 21, 2022 in the aggregate original principal amount of $75,000,000, and (b) 5.24% Senior Notes, Series B, due November 21, 2024 in the aggregate original principal amount of $100,000,000, each of the Company issued under the Existing Note Purchase Agreement.

“Fitch” means Fitch, Inc., and any successor thereto.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

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“Governmental Authority” means

(a)                        the government of

(i)                          the United States of America or any state or other political subdivision thereof, or

(ii)                          any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)                         any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantors” means collectively, SCA and the other Subsidiary Guarantors, and individually any one of them.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)                        to purchase such indebtedness or obligation or any property constituting security therefor;

(b)                         to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)                         to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)                         otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.  The amount of any Guaranty shall be deemed to be an amount

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equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Improvements” means all buildings, structures, improvements and fixtures now erected on, attached to, or used or adapted for use in the operation of any Real Estate.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)                        all obligations of such Person in respect of money borrowed (other than trade debt incurred in the ordinary course of business which is not more than ninety (90) days past due);

(b)                         all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered;

(c)                         obligations of such Person as a lessee or obligor under a Capitalized Lease;

(d)                         all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment);

(e)                         all Off-Balance Sheet Obligations of such Person;

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(f)                        all obligations of such Person in respect of any purchase obligation (but excluding obligations to purchase Real Estate entered into in the ordinary course of business), repurchase obligation, takeout commitment (excluding commitments to fund construction or purchase real property upon the completion of construction in the ordinary course of business) or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied solely by the issuance of Equity Interests);

(g)                          net obligations under any Derivatives Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof;

(h)                         all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, and other similar exceptions to recourse liability until a written claim is made with respect thereto, and then shall be included only to the extent of the amount of such claim), including liability of a general partner in respect of liabilities of a partnership in which it is a general partner which would constitute “Indebtedness” hereunder (unless such liabilities are expressly made non-recourse to such general partner until a written claim is made with respect to any matters for which such general partner may be liable, and then shall be included only to the extent of the amount of such claim), any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to maintain working capital or equity capital of a Person or otherwise to maintain net worth, solvency or other financial condition of a Person, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, including, without limitation, through an agreement to purchase property, securities, goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise; and

(i)                          all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; provided, however, that if such obligations have not been assumed, the amount of such Indebtedness included for the purposes of this definition will be the amount equal to the lesser of the fair market value of such property and the amount of the Indebtedness secured.

“Indebtedness” shall be adjusted to remove any impact of intangibles pursuant to FAS 141, as issued by the Financial Accounting Standards Board in June of 2001.  For the avoidance of doubt the obligations under any repurchase agreement shall constitute Indebtedness.

“INHAM Exemption” is defined in Section 6.2(e).

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“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means on any date of determination, with respect to the Company and its Subsidiaries, without duplication, total interest expense accruing or paid on Indebtedness of the Company and its Subsidiaries, on a Consolidated basis, during such period (including interest expense attributable to Capital Lease Obligations and amounts attributable to interest incurred under Derivatives Contracts), determined in accordance with GAAP, and including (without duplication) the Equity Percentage of Interest Expense for the Company’s Unconsolidated Affiliates.  Interest Expense shall not include non-cash interest expense, but includes capitalized interest not funded under a construction loan by the Company.

“Interest Expense on Unsecured Debt” means, for any calculation date, the annualized interest expense for all outstanding Unsecured Debt as of the calculation date at the interest rate in effect thereon as of the calculation date (for the avoidance of doubt, Interest Expense on Unsecured Debt excludes noncash interest expense, such as the amortization of deferred financing costs).

“Interest Payment Date” means May 21 and November 21.

“Investment Grade Rating” means a rating of BBB- or better by S&P or Fitch or Baa3 or better by Moody’s.

“Investments” means with respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, and all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person; provided, however, that the term “Investment” shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, or (iii) operating leases (of real or personal property) entered into by such Person in the ordinary course of business as a lessee.  In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be deducted in respect of each Investment any amount received as a return of capital; (b) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (c) the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value thereof.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the

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case of stock, stockholder agreements, voting trust agreements and all similar arrangements), in each case, other than any provisions of a document, instrument or agreement (other than any Note Document) which prohibits or purports to prohibit the creation or assumption of any Lien on any assets of such Person as security for Indebtedness of such Person.

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company and its Subsidiaries, taken as a whole, to perform their obligations under the Note Documents, or (c) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a)        the Primary Credit Facility, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(b)        the Existing Note Purchase Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(c)        any other agreement(s) creating or evidencing indebtedness for borrowed money (other than Non-Recourse Indebtedness) entered into on or after the date of Closing by the Company or any Guarantor, or in respect of which the Company or any Guarantor is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $250,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).

“Maturity Date” is defined in the first paragraph of each Note.

“MFL Provision” means any (a) covenant (whether constituting a covenant or an event of default) that requires the Company or any Subsidiary to (i) maintain any level of financial performance (including without limitation, any specified level of net worth, total assets, cash flows or net income, however expressed), (ii) maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth, however expressed), (iii) maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow or income to interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness, however expressed) or (iv) not to exceed any maximum level of indebtedness,

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however expressed; provided, that a MFL Provision shall not include any level of fixed charge coverage or measurement of borrowing availability based on “Unencumbered Pool Property” (or similar term) determinations or valuations under the Primary Credit Facility or (b) threshold in any “cross-default”, “cross acceleration” or “judgment” event of default.

“Minimum Unsecured Leverage Ratio” means, (a) if the ratio of Consolidated Total Secured Debt to Consolidated Total Adjusted Asset Value (expressed as a percentage) as of the end of the applicable fiscal quarter is not greater than forty percent (40%), 1.50 to 1.00 and (b) otherwise, 2.00 to 1.00.

“Moody’s” means Moody’s Investor Service, Inc., and any successor thereto.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means with respect to a given Person, any provisions of a document, instrument or agreement (other than any Note Document) which prohibits or purports to prohibit the creation or assumption of any Lien on any assets of such Person as security for Indebtedness of such Person; provided, however, that an agreement that (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge for purposes of this Agreement; or (b) requires the grant of a Lien to secure Unsecured Debt permitted hereunder of such Person if a Lien is granted to secure the Obligations or other Unsecured Debt permitted hereunder of such Person shall not constitute a “Negative Pledge” for purposes of this Agreement.

“Net Cash Proceeds” means with respect to any sale or disposition of assets, the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by the Company or a Subsidiary pursuant to such transaction net of (i) the reasonable direct costs relating to such transaction (including sales and brokerage commissions and legal, accounting, finder’s and investment banking discounts, fees, commissions and expenses, and survey costs, title insurance premiums and fees for appraisals and other similar fees and commissions), (ii) any portion of such proceeds deposited in an escrow account or constituting “hold-backs” in respect of post-closing adjustments, pursuant, in each case, to the documentation relating to such transaction (provided that such amounts shall be treated as Net Cash Proceeds upon their release from such escrow account or upon payment of such “hold-back”, as applicable, to the Company or the applicable Subsidiary), (iii) taxes paid or reasonably estimated by the Company to be payable (directly or indirectly) as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (iv) amounts

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required to be applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such transaction.

“Net Income (or Loss)” means with respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP.

“Net Offering Proceeds” means the gross cash proceeds received by the Company or any of its Subsidiaries as a result of an Equity Offering less the customary and reasonable costs, expenses and discounts paid by the Company or such Subsidiary in connection therewith.

“New Credit Facility” is defined in Section 10.9.

“New Facility Additional Provisions” is defined in Section 10.9.

“Non-Recourse Exclusions” means with respect to any Non-Recourse Indebtedness of any Person, any usual and customary exclusions from the non-recourse limitations governing such Indebtedness, including, without limitation, exclusions for claims that (i) are based on fraud, intentional or material misrepresentation, misapplication of funds, gross negligence or willful misconduct, (ii) result from intentional mismanagement of or waste at the Real Estate securing such Non-Recourse Indebtedness, (iii) arise from the presence of Hazardous Materials on the Real Estate securing such Non-Recourse Indebtedness; (iv) are the result of any unpaid real estate taxes and assessments (whether contained in a loan agreement, promissory note, indemnity agreement or other document); or (v) result from the borrowing Subsidiary and/or its assets becoming the subject of a voluntary or involuntary bankruptcy, insolvency or similar proceeding.

“Non-Recourse Indebtedness” means with respect to a Person, (a) Indebtedness in respect of which recourse for payment (except for Non-Recourse Exclusions) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness or (b) if such Person is a Single Asset Entity, any Indebtedness of such Person.  A loan secured by multiple properties owned by Single Asset Entities shall be considered Non-Recourse Indebtedness of such Single Asset Entities even if such Indebtedness is cross-defaulted and cross-collateralized with the loans to such other Single Asset Entities.

“Note Documents” means this Agreement, the Notes, the Subsidiary Guaranty, and all other documents, certificates, requests, reports instruments or agreements now or hereafter executed or delivered by or on behalf of the Company or the Subsidiary Guarantors in connection with the Notes or pursuant to the Note Documents.

“Note Parties” means, collectively, the Company and each Guarantor.

“Notes Pro Rata Share” shall mean, on any date of determination, a fraction, the numerator of which is the aggregate principal amount of the Notes outstanding on such date and the denominator of which is the aggregate principal amount of all Senior Debt of the Company

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and/or its Subsidiaries (other than Senior Debt owed to the Company or a Subsidiary) outstanding on such date.

“Notes” is defined in Section 1.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Off-Balance Sheet Obligations” means liabilities and obligations of the Company or any of its Subsidiaries or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which Company would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of Company’s report on Form 10-Q or Form 10-K (or their equivalents) which Company is required to file with the SEC or would be required to file if it were subject to the jurisdiction of the SEC (or any Governmental Authority substituted therefor).

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Holders” means Oaktree Capital Management, L.P., its Affiliates and their respective managed investment funds.

“Permitted Unsecured Debt Restrictions” means restrictions or provisions that are contained in documentation evidencing or governing Unsecured Debt permitted hereunder which restrictions or provisions are the result of (i) limitations on the ability of the Company or any Subsidiary thereof to transfer property to the Company or any Guarantor, (ii) limitations on Negative Pledges, or (iii) any requirement that other Unsecured Debt permitted hereunder be secured on an “equal and ratable basis” to the extent that the Notes are secured.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

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“Preferred Distributions” means for any period and without duplication, all Distributions paid, declared but not yet paid or otherwise due and payable during such period on Preferred Securities issued by the Company or any of its Subsidiaries.  Preferred Distributions shall not include dividends or distributions: (a) paid or payable solely in Equity Interests of identical class payable to holders of such class of Equity Interests; (b) paid or payable to the Company or any of its Subsidiaries; or (c) constituting or resulting in the redemption of Preferred Securities, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

“Preferred Securities” means with respect to any Person, Equity Interests in such Person, which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation, or both.

“Presentation” is defined in Section 5.3.

“Primary Credit Facility” means Credit Agreement, dated as of September 19, 2014, by and among the Company, the lenders party thereto and KeyBank National Association, as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements, increases or refinancing thereof (whether such renewal, extension, amendment, restatement, replacement, increases or refinancing of such agreement is entered into substantially concurrently with the termination of the existing agreement or at any time before or after if no new agreement is then substantially concurrently entered into).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Rating Agencies” means S&P, Moody’s and Fitch, collectively, and Rating Agency means either S&P, Moody’s or Fitch.

“Real Estate” means all real property and related improvements at the time of determination then owned or leased (as lessee or sublessee) in whole or in part or operated by the Company or any of its Subsidiaries, or an Unconsolidated Affiliate of the Company.

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“Recourse Indebtedness” means as of any date of determination, any Indebtedness (whether secured or unsecured) which is recourse to the Company or any of its Subsidiaries.  Recourse Indebtedness shall not include Non-Recourse Indebtedness.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Reset Date” is defined in Section 1.3.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SCA” means STORE Capital Acquisitions, LLC, a Delaware limited liability company.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Debt” means with respect to the Company or any of its Subsidiaries as of any given date, the aggregate principal amount of all Indebtedness of such Persons on a Consolidated basis outstanding at such date and that is secured in any manner by any Lien on assets of the Company or any of its Subsidiaries.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Debt” means all Indebtedness which is not expressed to be subordinate or junior in rank to any other Indebtedness.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the Closing) of the Company; provided that each Subsidiary Guarantor shall be deemed to be a “Significant Subsidiary.”

“Single Asset Entity” means a bankruptcy remote, single purpose entity which is a Subsidiary of the Company, which owns real property and related assets which are security for

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Indebtedness of such entity, and which Indebtedness does not constitute Indebtedness of any other Person except as provided in the definition of Non-Recourse Indebtedness (except for Non-Recourse Exclusions).  In addition, if the assets of a Person that is a bankruptcy remote, single purpose entity which is a Subsidiary of the Company and which is not a Guarantor consist solely of (i) Equity Interests in one or more other Single Asset Entities and (ii) cash and other assets of nominal value incidental to such Person’s ownership of the other Single Asset Entities, such Person shall also be deemed to be a Single Asset Entity for purposes hereof.

“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Source” is defined in Section 6.2.

“S&P” means Standard & Poor’s Ratings Group, and any successor thereto.

“State” means a state of the United States of America and the District of Columbia.

“SIC” means STORE Investment Corporation, a Delaware corporation.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary (including SCA) that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 1.2.

18

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Unconsolidated Affiliate” means in respect of the Company and its Subsidiaries, any Person in whom the Company or a Subsidiary holds an Investment, which Investment is accounted for in the financial statements of the Company and its Subsidiaries on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of the Company and its Subsidiaries on the consolidated financial statements of the Company and its Subsidiaries if such financial statements were prepared in accordance with the full consolidation method of GAAP as of such date.

“Unencumbered Assets” means all assets of Company and its Subsidiaries on a consolidated basis in accordance with GAAP (and for the avoidance of doubt, including, without limitation, Real Estate, notes, cash and cash equivalents, securities, rights under leases, mortgages or other contracts, other Investments and any other property) for which:

(a)        such assets (and the income therefrom and proceeds thereof) are not subject to any Liens securing Indebtedness for borrowed money (other than Indebtedness

19

owing to a Note Party), and such assets are in good order and condition and are free of all title, survey and environmental defects that would have a material adverse effect on the operation of the applicable asset;

(b)        the Equity Interests of each Person that directly owns or ground leases an interest in such assets (the “Direct Owner”), and those of each Subsidiary of the Company that directly or indirectly owns any Equity Interests of each Direct Owner (each an “Indirect Owner”), are not junior in any manner to any other class of Equity Interests in such Person or subject to any Liens securing Indebtedness for borrowed money (other than Indebtedness owing to a Note Party); and

(c)        no Direct Owner or Indirect Owner of such assets shall have any Indebtedness for borrowed money (other than (i) the obligations under the Notes or a Subsidiary Guaranty, (ii) the “Obligations” under the Primary Credit Facility, (iii) obligations in respect of other unsecured Indebtedness permitted under this Agreement, (iv) obligations under Indebtedness owing to a Note Party and (v) other Secured Debt permitted hereunder so long as such Secured Debt is not in any manner secured by such assets) and shall not be subject to any proceedings under any Debtor Relief Law.

Notwithstanding the foregoing, (a) any Real Estate asset that is released from a Lien securing Non-Recourse Indebtedness and proposed to be included as an Unencumbered Asset shall not constitute an “Unencumbered Asset” prior to the first date after such release that it is 100% leased (under leases for which no payment or bankruptcy default is then continuing) to one or more third party tenants and (b) any asset shall not be deemed an “Unencumbered Asset” if any Direct Owner or Indirect Owner that, in either case, is not a Guarantor is obligated in respect of any outstanding Indebtedness for borrowed money that constitutes Recourse Indebtedness.  For the avoidance of doubt, “Unencumbered Assets” shall not include the Class B Master Funding Notes.

“Unencumbered NOI” means, for any calculation date, the aggregate net operating income as of such date for all Unencumbered Assets calculated as (a) annualized Cash Revenues on the Unencumbered Assets calculated as of the end of the most recent quarter minus (b) annualized property expenses (those expenses of the Company and its Subsidiaries related to the ownership, operation or maintenance of such Unencumbered Assets, including but not limited to, real estate taxes, assessments, insurance, utilities, maintenance, repair and landscaping expenses, marketing expenses and any property management fees) of such Unencumbered Assets calculated based on property expenses as of the most recent quarter and minus (c) annualized corporate general and administrative expenses of the Company and its Subsidiaries on a consolidated basis multiplied by a fraction, the numerator of which shall be Consolidated Total Adjusted Unencumbered Asset Value as of the calculation date and the denominator of which shall be Consolidated Total Adjusted Asset Value as of the calculation date.  For the purposes of this definition, Unencumbered NOI shall include the Equity Percentage of the Unencumbered NOI for the Unencumbered Assets of the Company’s or any of its Subsidiaries’ Unconsolidated Affiliates.

20

“Unencumbered Pool Documents” means originals of all documents, instruments, agreements, assignments and certificates, including without limitation, any and all loan or credit agreements, notes, allonges or endorsements, master loan agreements, mortgages, assignments of leases and rents, security agreements, pledge agreements, assignments of contracts, environmental indemnities, guaranties, mortgagee’s title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions and UCC-1 financing statements, evidencing, securing or otherwise relating to the assets of the Company and its Subsidiaries and Unconsolidated Affiliates included in the calculation of Consolidated Total Adjusted Unencumbered Asset Value.

“Unsecured Debt” means Indebtedness of the Company and its Subsidiaries outstanding at any time which is not Secured Debt.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

21

[FORM OF SERIES C NOTE]

STORE CAPITAL CORPORATION

4.73% SENIOR NOTE, SERIES C, DUE APRIL 28, 2026

No. [ ]	[Date]
$[ ]	PPN 862121 A#7

FOR VALUE RECEIVED, the undersigned, STORE CAPITAL CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [            ], or registered assigns, the principal sum of [                     ] DOLLARS (or so much thereof as shall not have been prepaid) on April 28, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.73% per annum, as may be adjusted per the hereinafter defined Note Purchase Agreement, from the date hereof, payable semiannually in arrears, on the 21st day of May and November in each year, commencing with May 21, 2016, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Citibank, N.A. in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes, Series C (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 28, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in

SCHEDULE 1
(to Note Purchase Agreement)

writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

STORE CAPITAL CORPORATION

By
Name:
Title:

1-2

FORM OF SUBSIDIARY GUARANTY

[see attached]

SCHEDULE 1.2
(to Note Purchase Agreement)

Execution Version

SUBSIDIARY GUARANTY AGREEMENT

Dated as of April 28, 2016

of

STORE CAPITAL ACQUISITIONS, LLC

relating to

$200,000,000 4.73% SENIOR NOTES, SERIES C, DUE APRIL 28, 2026

OF

STORE CAPITAL CORPORATION

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Section 15.2.	Severability	10
Section 15.3.	Construction	10
Section 15.4.	Further Assurances	10
Section 15.5.	Governing Law	10
Section 15.6.	Jurisdiction and Process; Waiver of Jury Trial	10
Section 15.7.	[Reserved]	11
Section 15.8.	Reproduction of Documents; Execution	11

ii

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of April 28, 2016 (this “Guaranty Agreement”), is made by STORE Capital Acquisitions, LLC, a Delaware limited liability company (the “Initial Guarantor” and, together with any other entities from time to time parties hereto pursuant to Section 15.1 hereof, each a “Guarantor” and, collectively, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

PRELIMINARY STATEMENTS:

I.                                 STORE Capital Corporation, a Maryland corporation (the “Company”), is entering into a Note Purchase Agreement dated April 28, 2016 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement. Capitalized terms used herein have the meanings specified in the Note Purchase Agreement unless otherwise defined herein.

II.                                 The Company has authorized the issuance of and proposes to issue and sell, pursuant to the Note Purchase Agreement, of $200,000,000 aggregate principal amount of the Company’s 4.73% Senior Notes, Series C, due April 28, 2026 (the “Series C Notes”).  The Series C Notes and any other Notes that may from time to time be issued pursuant to the Note Purchase Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and each individually a “Note.”

III.                                It is a condition to the purchase by the Purchasers of the Notes under the Note Purchase Agreement that this Guaranty Agreement shall have been executed and delivered by the Initial Guarantor and shall be in full force and effect.

IV.                                  Each Guarantor is a direct or indirect Subsidiary of the Company and will receive direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement. The governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1.                                          GUARANTY.

Each Guarantor hereby irrevocably and unconditionally guarantees to each holder the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise), (b) any other sums which may become due under the terms and provisions of the Notes or the Note Purchase Agreement and (c) the performance of all other obligations of the Company under the Note Purchase Agreement, (all such obligations described in clauses (a), (b) and (c) above are herein called the “Guaranteed Obligations”).  The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever.  In the event that the Company shall fail so to pay any of such Guaranteed Obligations when due, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Purchase Agreement.  Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor agrees that the Notes issued in connection with the Note Purchase Agreement may (but need not) make reference to this Guaranty Agreement.

Each Guarantor agrees to pay all reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the holders, taken as a whole, and, if reasonably required by the Required Holders, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty, for the holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with enforcing or defending (or determining whether or how to enforce or defend) the provisions of the Note Purchase Agreement, the Notes and this Guaranty Agreement.

Each Guarantor hereby acknowledges and agrees that each Guarantor’s liability hereunder is joint and several with each other Guarantor and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Purchase Agreement.

Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations of such Guarantor to the Maximum Guaranteed Amount.  Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder.  Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor.  “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2

SECTION 2.                                          OBLIGATIONS ABSOLUTE.

The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes or the Note Purchase Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation:  (a) any amendment to, modification of, supplement to or restatement of the Notes or the Note Purchase Agreement (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes and the Note Purchase Agreement as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein in accordance with the Note Purchase Agreement, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or the Note Purchase Agreement; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with such Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing) other than the indefeasible payment in full in cash of the Guaranteed Obligations, and in any event however material or prejudicial it may be to such Guarantor or to any subrogation, contribution or reimbursement rights the Guarantor may otherwise have.  Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

SECTION 3.                                          WAIVER.

Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes or the Note Purchase Agreement, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or such Guarantor with respect to any Note, notice to the Company or to such Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Purchase Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of the Guarantor

3

or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder other than the indefeasible payment in full in cash of the Guaranteed Obligations.

SECTION 4.                                          OBLIGATIONS UNIMPAIRED.

Each Guarantor authorizes the holders, without notice or demand to such Guarantor and without affecting its obligations hereunder, from time to time:  (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes or the Note Purchase Agreement; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes or the Note Purchase Agreement, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes or the Note Purchase Agreement, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Company and others; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder.  The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, any Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Purchase Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 5.                                          SUBROGATION AND SUBORDINATION.

(a)                                 Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b)                                  Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other Guarantor owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in

4

clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations.  If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.

(c)                                  If any amount or other payment is made to or accepted by a Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.

(d)                                  Each Guarantor acknowledges that it is a direct or indirect Subsidiary of the Company and will receive direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e)                                  Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations.  Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed.  Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations.

SECTION 6.                                          REINSTATEMENT OF GUARANTY.

This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other Guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

5

SECTION 7.                                          RANK OF GUARANTY.

Each Guarantor will ensure that its payment obligations under this Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Guarantor now or hereafter existing.

SECTION 8.                                          ADDITIONAL COVENANTS OF THE GUARANTORS.

So long as any Notes are outstanding or the Note Purchase Agreement shall remain in effect, each Guarantor agrees to comply with the covenants and agreements of the Note Purchase Agreement, insofar as such covenants and agreements apply to such Guarantor, as if such covenants and agreements were set forth herein in full.

SECTION 9.                                          REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

Each Guarantor represents and warrants to each holder as follows:

Section 9.1.                                Organization; Power and Authority. Such Guarantor is a corporation, limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Such Guarantor has the corporate, limited liability company or other legal entity power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty Agreement and to perform the provisions hereof.

Section 9.2.                                Authorization, Etc.  This Guaranty Agreement has been duly authorized by all necessary corporate, limited liability company or other legal entity action on the part of such Guarantor, and this Guaranty Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 9.3.                                [Reserved].

Section 9.4.                                Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by such Guarantor of this Guaranty Agreement will not (i) (A) contravene, result in any breach of, or constitute a default under, or (B) result in the creation of any Lien in respect of, any property of such Guarantor or any of its Subsidiaries under, (x) any indenture, mortgage, deed of trust, loan, purchase agreement, credit agreement or lease, in any material respect, or (y) its corporate charter, by-laws, limited liability agreement or other governing document or any shareholders agreement to which it is subject or (z) any other agreement or instrument, in any material respect, to which such Guarantor or any Subsidiary of such Guarantor

6

is bound or by which such Guarantor or any Subsidiary of such Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any Subsidiary of such Guarantor in any material respect or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any Subsidiary of such Guarantor in any material respect.

Section 9.5.                                Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty Agreement.

Section 9.6.                                Information Regarding the Company.  The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company.  No holder shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company which may come into possession of the holders.  The Guarantor has executed and delivered this Guaranty Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Company, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Section 9.7.                                Solvency.  Assuming the limitation  of the Guaranteed Obligations to the Maximum Guaranteed Amount, upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

SECTION 10.                                   [RESERVED].

SECTION 11.                                   TERM OF GUARANTY AGREEMENT.

This Guaranty Agreement and all guarantees, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6; provided, however, any Guarantor shall be released from its obligations hereunder if all requirements of Section 9.7(b) of the Note Purchase Agreement are met.

7

SECTION 12.                                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of any Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Guaranty Agreement.  Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 13.                                   AMENDMENT AND WAIVER.

Section 13.1.       Requirements.  Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 or in Section 11 of this Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.

Section 13.2.       Solicitation of Holders of Notes.

(a)       Solicitation.  Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof.  Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)       Payment.  Each Guarantor will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c)       Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 13 by a holder that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate (including the Guarantor) of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted

8

or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 13.3.       Binding Effect.  Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon.  No course of dealing between any Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder.  As used herein, the term “this Guaranty Agreement” and references thereto shall mean this Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.

Section 13.4.       Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 14.                                   NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(a)        if to a Guarantor, to in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or such other address as such Guarantor shall have specified to the holders in writing, or

(b)        if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Purchase Agreement, or such other address as such holder shall have specified to the Guarantors in writing.

SECTION 15.                                   MISCELLANEOUS.

Section 15.1.       Successors and Assigns; Joinder.  All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and

9

delivering the same to the Holders.  Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.

Section 15.2.       Severability.  Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.3.       Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant.  Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof.  All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement.  Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

Section 15.4.       Further Assurances.  The Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

Section 15.5.       Governing Law.  This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

Section 15.6.       Jurisdiction and Process; Waiver of Jury Trial.  (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)       Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 15.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to Section 14.  The

10

Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)            Nothing in this Section 15.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)       EACH GUARANTOR AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

Section 15.7.       [Reserved].

Section 15.8.       Reproduction of Documents; Execution.  This Guaranty Agreement may be reproduced by any holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced.  Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 15.8 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.  A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

11

IN WITNESS WHEREOF, the Initial Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

STORE Capital Acquisitions, LLC, a Delaware limited liability company

By:	/s/ Michael T. Bennett
	Name:	Michael T. Bennett
	Title:	Executive Vice President General Counsel

12

EXHIBIT A

FORM OF GUARANTOR SUPPLEMENT

THIS GUARANTOR SUPPLEMENT (the “Guarantor Supplement”), dated as of [          , 20  ] is made by [          ], a [            ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Purchase Agreement described below:

PRELIMINARY STATEMENTS:

I.       Pursuant to the Note Purchase Agreement dated as of April 28, 2016 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”), by and among STORE Capital Corporation, a Maryland corporation (the “Company”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold $200,000,000 aggregate principal amount of the Company’s 4.73% Senior Notes, Series C, due April 28, 2026 (the “Series C Notes”) (the “Notes” and individually a “Note”).

II.       The Company is required pursuant to the Note Purchase Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guaranty Agreement dated as of April 28, 2016 executed by STORE Capital Acquisitions, LLC (together with the Additional Guarantor and each other entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 15.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

III.      The Additional Guarantor in a direct or indirect Subsidiary of the Company and has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Purchase Agreement and the Notes issued thereunder.

IV.       Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Purchase Agreement.

Now Therefore, in consideration of the funds advanced to the Company by the Purchasers under the Note Purchase Agreement and the Notes and to enable the Company to comply with the terms of the Note Purchase Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement.  Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance of all Guaranteed

Obligations (as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guaranty Agreement, (d) agrees to perform and observe the covenants contained in Section 8 of the Guaranty Agreement, (e) makes the representations and warranties set forth in Section 9 of the Guaranty Agreement as of the date hereof and (f) waives the rights, submits to jurisdiction, and waives service of process as described in Section 15.6 of the Guaranty Agreement.

Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

The address for notices and other communications to be delivered to the Additional Guarantor shall be made pursuant to Section 15 of the Guaranty Agreement or as set forth below.

This Guarantor Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

[Add other relevant provisions as necessary.]

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

2

FORM OF OPINIONS OF SPECIAL COUNSEL
TO THE NOTE PARTIES

Schedule 4.4(a)(x)

Matters To Be Covered in
Opinion of Latham & Watkins LLP

1.       The Subsidiary Guarantor is a corporation under the DGCL with corporate power and authority to enter into the Note Documents and perform its obligations thereunder.  With your consent, based solely on certificates from public officials, we confirm that the Subsidiary Guarantor is validly existing and in good standing under the laws of the State of Delaware.

2.       The execution, delivery and performance of the Note Documents by the Subsidiary Guarantor have been duly authorized by all necessary corporate action of the Subsidiary Guarantor and the Note Documents have been duly executed and delivered by the Subsidiary Guarantor.

3.       Each of the Note Documents constitutes a legally valid and binding obligation of each Note Party that is a party thereto, enforceable against such Note Party in accordance with its terms.

4.       The execution and delivery of the Note Documents by the Note Parties party thereto, the issuance of the Notes, and granting of guarantees pursuant to the Note Documents by the relevant Note Party, do not on the date hereof:

(i)         in the case of the Subsidiary Guarantor, violate its certificate of formation or limited liability company agreement;

(ii)        violate any federal or New York statute, rule, or regulation applicable to any Note Party (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Company complies with the provisions of the Note Documents relating to the use of proceeds), or in the case or the Subsidiary Guarantor, the DGCL; or

(ii)        require any consents, approvals, or authorizations to be obtained by any Note Party from, or any registrations, declarations or filings to be made by any Note Party with, any governmental authority under any federal or New York statute, rule or regulation applicable to any Note Party, or in the case of the Subsidiary Guarantor, the DGCL, on or prior to the date hereof that have not been obtained or made.

5.       No Note Party is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(a)(x)
(to Note Purchase Agreement)

6.       The Notes and the Subsidiary Guaranty not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

2

SCHEDULE 4.4(a)(y)

MATTERS TO BE COVERED IN
OPINION OF VENABLE LLP

1.       The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2.       The Company has the corporate power to execute and deliver the Note Documents to which it is a party and to perform its obligations thereunder.

3.       The execution and delivery by the Company of the Note Documents to which it is a party, and the performance by the Company of its respective obligations thereunder, have been duly authorized by all necessary corporate action and all necessary limited partnership action on the part of the Company.

4.       The Company has duly executed and, to the extent Maryland law is applicable, delivered each of the Note Documents to which it is a party.

5.       The execution and delivery by the Company of the Note Documents to which it is a party do not, and the performance by the Company of its respective obligations thereunder will not, (a) conflict with the Charter or the Bylaws or (b) violate any Maryland law, rule or regulation applicable to the Company.

6.       No approval, authorization, consent or order of, or filing with, any Maryland governmental authority having jurisdiction over the Company is required in connection with the execution and delivery by the Company of the Note Documents to which it is a party or the performance by the Company of its respective obligations thereunder, other than those which have been obtained or waived.

SCHEDULE 4.4(a)(y)
(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)
(to Note Purchase Agreement)

DISCLOSURE MATERIALS

•                  Confidential Private Placement Memorandum dated September 2015

SCHEDULE 5.3
(to Note Purchase Agreement)

SUBSIDIARIES OF STORE CAPITAL CORPORATION

SUBSIDIARY NAME	JURISDICTION OF FORMATION OR INCORPORATION	COMPANY’S DIRECT OR INDIRECT OWNERSHIP INTEREST	RESTRICTIONS ON ABILITY TO PAY DIVIDENDS (OTHER THAN LIMITATIONS IMPOSED BY NON- RECOURSE DEBT AGREEMENTS)

STORE Capital Advisors, LLC	Arizona	100%	None
STORE Capital Acquisitions, LLC	Delaware	100%	None
STORE Investment Corporation	Delaware	100%	None
STORE Master Funding I, LLC	Delaware	100%	None
STORE Master Funding II, LLC	Delaware	100%	None
STORE Master Funding III, LLC	Delaware	100%	None
STORE Master Funding IV, LLC	Delaware	100%	None
STORE Master Funding V, LLC	Delaware	100%	None
STORE Master Funding VI, LLC	Delaware	100%	None
STORE Master Funding VII, LLC	Delaware	100%	None
STORE Master Funding VIII, LLC	Delaware	100%	None
STORE SPE Warehouse Funding, LLC	Delaware	100%	None
STORE SPE 1200 Lincoln, LLC	Delaware	100%	None
STORE SPE Applebee’s 2013-1, LLC	Delaware	100%	None
STORE SPE Ashley CA, LLC	Delaware	100%	None
STORE SPE Austin 2013-6, LLC	Delaware	100%	None
STORE SPE Belle, LLC	Delaware	100%	None
STORE SPE Berry 2014-4, LLC	Delaware	100%	None
STORE SPE Byron 2013-3, LLC	Delaware	100%	None
STORE SPE Cicero 2013-4, LLC	Delaware	100%	None
STORE SPE Columbia, LLC	Delaware	100%	None
STORE SPE Corinthian, LLC	Delaware	100%	None
STORE SPE Jackson 2015-1, LLC	Delaware	100%	None
STORE SPE Kitchener Holding ULC	Ontario, Canada	100%	None
STORE SPE LA Fitness 2013-7, LLC	Delaware	100%	None
STORE SPE Live Oak 2013-5, LLC	Delaware	100%	None
STORE SPE O’Charley’s, LLC	Delaware	100%	None
STORE SPE Parker 2014-3, LLC	Delaware	100%	None
STORE SPE Perth Amboy 2014-1, LLC	Delaware	100%	None
STORE SPE Securities Holding, LLC	Delaware	100%	None
STORE SPE Starplex, LLC	Delaware	100%	None
STORE SPE State College 2013-8, LLC	Delaware	100%	None

SCHEDULE 5.4
(to Note Purchase Agreement)

SUBSIDIARY NAME	JURISDICTION OF FORMATION OR INCORPORATION	COMPANY’S DIRECT OR INDIRECT OWNERSHIP INTEREST	RESTRICTIONS ON ABILITY TO PAY DIVIDENDS (OTHER THAN LIMITATIONS IMPOSED BY NON- RECOURSE DEBT AGREEMENTS)

STORE SPE St. Augustine 2013-2, LLC	Delaware	100%	None
STORE SPE Sunrise, LLC	Delaware	100%	None
STORE SPE Visalia, LLC	Delaware	100%	None
STORE Master Funding IX, LLC	Delaware	100%	None
STORE Master Funding X, LLC	Delaware	100%	None
STORE Master Funding XI, LLC	Delaware	100%	None
STORE Master Funding XII, LLC	Delaware	100%	None
STORE SPE Mills Fleet 2016-1, LLC	Delaware	100%	None

5.4-2

COMPANY’S DIRECTORS AND SENIOR OFFICERS

DIRECTORS:

1.	Morton H. Fleischer, Independent Director, Chairman of the Board
2.	Christopher H. Volk, President & Chief Executive Officer and Director
3.	Joseph M. Donovan, Independent Director
4.	William F. Hipp, Independent Director
5.	Einar A. Seadler, Independent Director
6.	Rajath Shourie, Oaktree Director
7.	Derek Smith, Oaktree Director
8.	Quentin P. Smith Jr., Independent Director

EXECUTIVE OFFICERS:

1.	Christopher H. Volk	President, Chief Executive Officer, Assistant Secretary and Assistant Treasurer
2.	Catherine Long	Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary
3.	Mary Fedewa	Executive Vice President - Acquisitions, Assistant Secretary and Assistant Treasurer
4.	Michael J. Zieg	Executive Vice President - Portfolio Management, Assistant Secretary and Assistant Treasurer
5.	Michael T. Bennett	Executive Vice President — General Counsel, Chief Compliance Officer, Secretary and Assistant Treasurer
6.	Christopher Burbach	Executive Vice President — Underwriting

5.4-3

FINANCIAL STATEMENTS

•                  Audited financial statements for the fiscal year ended December 31, 2015 - filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015

SCHEDULE 5.5

(to Note Purchase Agreement)

STORE CAPITAL CORPORATION

INDEBTEDNESS LISTING

AS OF DECEMBER 31, 2015

STORE Capital Corporation

Indebtedness Listing

As of December 31, 2015

												Gross Investment
												Amount of
	Original Principal				Contractual			Extension				Collateral at
Reporting Entity	Balance of Loan	Ending Principal Balance	Lender - Primary	Debt Type	Maturity Date	Ending Interest Rate		Option		Guarantee Type		12/31/2015
STORE SPE Visalia, LLC	(4,000,000.00)	(3,208,308.63)	Wells Fargo Bank, National Association	Mortgage Loan	01-Sep-2016	6.3300%		No		Recourse Carve Outs		6,310,000.00
STORE SPE Live Oak 2013-5, LLC	(3,800,000.00)	(3,453,983.06)	Barclays Capital Real Estate Finance Inc.	Mortgage Loan	01-Oct-2016	6.4700%		No		Recourse Carve Outs		5,948,080.00
STORE SPE CICERO 2013-4, LLC	(7,088,000.00)	(6,568,985.33)	Barclays Capital Real Estate, Inc.	Mortgage Loan	01-May-2017	6.0000%		No		Recourse Carve Outs		8,946,115.92
STORE SPE Parker 2014-3, LLC	(4,400,000.00)	(3,700,049.33)	JPMorgan Chase Bank, N.A.	Mortgage Loan	01-Sep-2017	6.7665%		No		Recourse Carve Outs		6,550,164.78
STORE SPE Austin 2013-6, LLC	(8,000,000.00)	(7,241,948.65)	First State Bank Central Texas	Mortgage Loan	05-Jan-2018	4.7758%		No		Recourse Carve Outs	(A)	10,040,663.30
STORE SPE O’CHARLEY’S, LLC	(21,530,000.00)	(18,850,762.00)	Wells Fargo Bank, National Association	Mortgage Loan	05-Jan-2019	3.6600	%(B)	No		Recourse Carve Outs		31,730,954.48
STORE SPE Sunrise, LLC	(6,500,000.00)	(6,057,083.05)	Alliance Bank of Arizona	Mortgage Loan	20-Dec-2019	4.8050%		No		Recourse Carve Outs		10,062,173.30
STORE SPE Byron 2013-3, LLC	(2,956,250.00)	(2,744,433.26)	Union Bank and Trust Company	Mortgage Loan	01-Jun-2020	3.243	%(C)	No		Recourse Carve Outs		6,314,441.00
STORE SPE LA Fitness 2013-7, LLC	(16,100,000.00)	(15,515,855.62)	KeyBank National Association	Mortgage Loan	05-Mar-2021	4.8300%		No		Recourse Carve Outs		26,445,630.65
STORE SPE Corinthian, LLC	(13,000,000.00)	(12,038,254.71)	German American Capital Corporation	Mortgage Loan	06-May-2022	5.1950%		No		Recourse Carve Outs		20,358,142.71
STORE SPE Belle, LLC	(14,950,000.00)	(13,507,282.56)	Wells Fargo Bank, National Association	Mortgage Loan	01-Aug-2022	4.9500%		No		Recourse Carve Outs		21,987,464.81
STORE SPE Starplex, LLC	(26,000,000.00)	(24,228,511.89)	German American Capital Corporation	Mortgage Loan	06-Sep-2022	5.0500%		No		Recourse Carve Outs		40,030,562.23
STORE SPE Ashley CA, LLC	(6,400,000.00)	(5,979,876.70)	UBS REAL ESTATE SECURITIES INC.	Mortgage Loan	06-Dec-2022	4.7070%		No		Recourse Carve Outs		10,727,809.77
STORE SPE 1200 Lincoln, LLC	(7,750,000.00)	(7,294,870.74)	PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC	Mortgage Loan	05-Mar-2023	4.8100%		Yes	(D)	Recourse Carve Outs		14,126,266.00
STORE SPE Columbia, LLC	(11,895,000.00)	(11,210,166.64)	UBS REAL ESTATE SECURITIES INC.	Mortgage Loan	06-Apr-2023	4.7315%		No		Recourse Carve Outs		18,920,000.00
STORE SPE St Augustine 2013-2, LLC	(17,500,000.00)	(16,744,317.01)	RMF Commercial, LLC	Mortgage Loan	06-Sep-2023	5.4600%		No		Recourse Carve Outs		29,835,000.00
STORE SPE State College 2013-8, LLC	(10,075,000.00)	(9,840,731.81)	Rialto Mortgage Finance, LLC	Mortgage Loan	06-Apr-2024	5.1000%		No		Recourse Carve Outs		15,900,148.73
STORE SPE Perth Amboy 2014-1, LLC(E)	(21,125,000.00)	(21,125,000.00)	Cantor Commercial Real Estate Lending, L.P.	Mortgage Loan	06-Aug-2025	4.3600%		No		Recourse Carve Outs		32,823,000.00
STORE SPE Applebees 2013-1, LLC	(1,703,000.00)	(1,595,027.26)	Standard Insurance Company	Mortgage Loan	01-Apr-2038	4.5000%		No		Recourse Carve Outs
STORE SPE Applebees 2013-1, LLC	(1,189,000.00)	(1,113,614.51)	Standard Insurance Company	Mortgage Loan	01-Apr-2038	4.5000%		No		Recourse Carve Outs
STORE SPE Applebees 2013-1, LLC	(1,385,000.00)	(1,297,168.61)	Standard Insurance Company	Mortgage Loan	01-Apr-2038	4.5000%		No		Recourse Carve Outs		11,104,178.38
STORE SPE Applebees 2013-1, LLC	(1,380,000.00)	(1,292,492.90)	Standard Insurance Company	Mortgage Loan	01-Apr-2038	4.5000%		No		Recourse Carve Outs
STORE SPE Applebees 2013-1, LLC	(1,287,000.00)	(1,205,391.57)	Standard Insurance Company	Mortgage Loan	01-Apr-2038	4.5000%		No		Recourse Carve Outs
Total Discrete		(195,814,115.84)

STORE Master Funding I, LLC	(214,500,000.00)	(204,218,000.00)	STORE Master Funding	Private Placement Note	20-Aug-2019	5.7700%		No		Non Recourse
STORE Master Funding II, LLC	(150,000,000.00)	(143,361,310.00)	STORE Master Funding	Private Placement Note	20-Mar-2020	4.1600%		No		Non Recourse
STORE Master Funding II, LLC	(102,000,000.00)	(97,485,690.00)	STORE Master Funding	Private Placement Note	20-Mar-2023	4.6500%		No		Non Recourse
STORE Master Funding III, LLC	(107,000,000.00)	(103,045,720.00)	STORE Master Funding	Private Placement Note	20-Jul-2020	4.3700%		No		Non Recourse
STORE Master Funding III, LLC	(97,000,000.00)	(93,415,279.00)	STORE Master Funding	Private Placement Note	20-Jul-2023	5.3300%		No		Non Recourse
STORE Master Funding IV, LLC	(77,000,000.00)	(74,567,587.00)	STORE Master Funding	Private Placement Note	20-Nov-2020	4.2400%		No		Non Recourse		2,089,002,627.19
STORE Master Funding IV, LLC	(100,000,000.00)	(96,841,023.00)	STORE Master Funding	Private Placement Note	20-Nov-2023	5.2100%		No		Non Recourse
STORE Master Funding V, LLC	(120,000,000.00)	(119,050,000.00)	STORE Master Funding	Private Placement Note	20-Apr-2021	4.2100%		No		Non Recourse
STORE Master Funding V, LLC	(140,000,000.00)	(138,891,666.67)	STORE Master Funding	Private Placement Note	20-Apr-2024	5.0000%		No		Non Recourse
STORE Master Funding VI, LLC	(95,000,000.00)	(94,683,334.00)	STORE Master Funding	Private Placement Note	20-Apr-2022	3.7500%		No		Non Recourse
STORE Master Funding VI, LLC	(270,000,000.00)	(269,100,000.00)	STORE Master Funding	Private Placement Note	20-Apr-2025	4.1700%		No		Non Recourse
Total Master Funding		(1,434,659,609.67)

Key Bank- Unsecured Revolver(F)		—	KeyBank National Association	Revolver	22-Sep-2019	1.55% + LIBOR	(F)	Yes		Full Recourse
Key Bank- Unsecured Revolver (Swingline)(F)		—	KeyBank National Association	Revolver	19-Sep-2017	0.0000%		Yes		Full Recourse		1,562,778,879.33
Total Revolver		—

STORE - Senior Unsecured Notes	(75,000,000.00)	(75,000,000.00)	Various	Senior Note	21-Nov-2022	4.9500%				Non Recourse
STORE - Senior Unsecured Notes	(100,000,000.00)	(100,000,000.00)	Various	Senior Note	21-Nov-2024	5.2400%				Non Recourse
Total Senior Unsecured Notes		(175,000,000.00)

Grand Total		(1,805,473,725.51)

(A)  The loan documents provide that this is a recourse loan but that the original borrower (Trails Cinema - STORE’s tenant) is not released as an obligor and remains jointly and severally liable with STORE SPE Austin for the obligations under the loan.  STORE SPE Austin, Trails Cinema and First State Bank entered into a Tri-Party Agreement whereby Trails Cinema has the right to buy the property back and take over the loan in its entirety in the event the lender declares a default under the loan.

(B)  Note is a variable rate note which resets monthly at 1-month LIBOR plus 3.50%.  The Company has entered into two interest rate swap agreements that effectively convert the floating rate on $12.4 million portion and a $6.5 million portion of this mortgage note payable to fixed rates of 5.299% and 5.230% with a blended rate at 5.275%. Rate shown is rate in effect as of December 31, 2015 without the interest rate hedge.

(C)  Note is a variable-rate note which resets monthly at 1-month LIBOR plus 3.00%.  Rate shown is the rate in effect as of December 31, 2015.

(D)  Note is reported at Anticipated Repayment Date. The Stated Maturity Date is 3/5/2038. Extension option as “Yes” represents extension from Anticipated Repayment Date to Stated Maturity Date.

(E)   Note refinanced with Cantor Commercial Real Estate on July 30, 2015 in the amount of $21,125,000. Initial two-year period ending August 6, 2017 is interest only and on each payment date thereafter, aconstant monthly payment until maturity.

(F)    $400 million unsecured, revolving credit facility which has been syndicated to additional banks as lenders under the facility. Facility has an accordion feature up to $800 million under certain circumstances.  Borrowings on this facility require monthly payments of interest based on a leverage-based spread, ranging from 1.35% to 2.15%, plus 1-month LIBOR.

SCHEDULE 5.15

(to Note Purchase Agreement)

EXISTING LIENS

None

SCHEDULE 10.5(xii)

(to Note Purchase Agreement

STORE CAPITAL CORPORATION

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CATHOLIC FINANCIAL LIFE c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$500,000

The Notes being purchased for Catholic Financial Life should be registered in the nominee name of “US Bank FBO Catholic Financial Life”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic Financial Life

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 39-0201015

SCHEDULE B
(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CATHOLIC UNITED FINANCIAL c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$500,000

The Notes being purchased for Catholic United Financial should be registered in the name of “Wells Fargo Bank N.A. FBO Catholic United Financial”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic United Financial

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 41-0182070

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CINCINNATI INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$3,000,000

The Notes being purchased for Cincinnati Insurance Company should be registered in the name of “Cincinnati Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Cincinnati Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 31-0542366

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CINCINNATI LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$3,000,000

The Notes being purchased for Cincinnati Life Insurance Company should be registered in the name of “Cincinnati Life Insurance Company”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Cincinnati Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 31-1213778

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$3,000,000

The Notes being purchased for Farm Bureau Life Insurance Company of Michigan should be registered in the name of “Farm Bureau Life Insurance Company of Michigan”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Farm Bureau Life Insurance Company of Michigan

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 38-6056370

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GLEANER LIFE INSURANCE SOCIETY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$1,000,000

The Notes being purchased for Gleaner Life Insurance Society should be registered in the name of “Wells Fargo Bank N.A. FBO Gleaner Life Insurance Society”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Gleaner Life Insurance Society

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 38-0580730

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GREAT WESTERN INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$1,000,000

The Notes being purchased for Great Western Insurance Company should be registered in the nominee name of “Wells Fargo Bank N.A. FBO Great Western Insurance Company”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Great Western Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 87-0395954

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MINNESOTA LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$5,500,000

The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the name of “Minnesota Life Insurance Company”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota  55101

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 41-0417830

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW ERA LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$500,000

The Notes being purchased for New Era Life Insurance Company should be registered in the nominee name of “Band & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

New Era Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 74-2552025

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TRUSTMARK INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$2,000,000

The Notes being purchased for Trustmark Insurance Company should be registered in the nominee name of “ELL & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Trustmark Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com

Tax ID # 36-0792925

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com	$2,250,000

Name of Nominee in which Notes are to be issued:  BAND & CO.

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

Accompanying Information:

Name of Issuer: STORE Capital Corporation

Description of Security: 4.73% Senior Notes, Series C, due April 28, 2026

PPN:  862121 A#7

Due date and application (as among principal, premium and interest) of the payment being made

Notices Related to Payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

All Other Notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Private Placements

dvoge@amfam.com

Name of Nominee in which Notes are to be issued:  BAND & CO.

Taxpayer I.D. Number:  39-6039160

Physical Delivery:

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com	$600,000

Name of Nominee in which Notes are to be issued:  BAND & CO.

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

Accompanying Information:

Name of Issuer: STORE Capital Corporation

Description of Security: 4.73% Senior Notes, Series C, due April 28, 2026

PPN:  862121 A#7

Due date and application (as among principal, premium and interest) of the payment being made

Notices Related to Payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

All Other Notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Private Placements

dvoge@amfam.com

Name of Nominee in which Notes are to be issued:  BAND & CO.

Taxpayer I.D. Number:  39-6039160

Physical Delivery:

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

dvoge@amfam.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY	$150,000
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

Name of Nominee in which Notes are to be issued:  BAND & CO.

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

Accompanying Information:
Name of Issuer: STORE Capital Corporation
Description of Security: 4.73% Senior Notes, Series C, due April 28, 2026
PPN: 862121 A#7
Due date and application (as among principal, premium and interest) of the payment being made

Notices Related to Payments:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

All Other Notices:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Private Placements
dvoge@amfam.com

Name of Nominee in which Notes are to be issued:  BAND & CO.

Taxpayer I.D. Number:  39-6039160

Physical Delivery:

with a copy to:
American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY AND LIFE COMPANY	$5,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@atheneLP.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes

Tax Identification Number	42-0175020 (Athene Annuity and Life Company)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY AND LIFE COMPANY	$5,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@atheneLP.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes

Tax Identification Number	42-0175020 (Athene Annuity and Life Company)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY & LIFE ASSURANCE COMPANY	$10,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:

privateplacements@athenelp.com

Athene Annuity & Life Assurance Company

c/o Athene Asset Management L.P.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes

Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY	$5,000,000

Name in which to register Note(s)	TILLERSHIP & CO. F/B/O AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:

privateplacements@athenelp.com

American Equity Investment Life Insurance Company

c/o Athene Asset Management L.P.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes

Tax Identification Number	42-1153896 (American Equity Investment Life Insurance Company)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY & LIFE ASSURANCE COMPANY	$2,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:

privateplacements@athenelp.com

Athene Annuity & Life Assurance Company

c/o Athene Asset Management L.P.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes

Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

INTEGRITY LIFE INSURANCE COMPANY c/o Fort Washington Investment Advisors Suite 1200 - Private Placements 303 Broadway Cincinnati, OH 45202	$5,000,000

Payments

Please contact invacctg@wslife.com to securely obtain wire transfer instructions for Integrity Life Insurance Company.  All payments on account of Notes help by Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Notices

All notices with respect to payments, wire transfers and audit confirmations, to be addressed:

Integrity Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Name of Nominee in which Notes are to be issued:  Hare & Co LLC

Taxpayer I.D. Number for Hare & Co LLC:  13-6062616

Physical Delivery of Note:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LAFAYETTE LIFE INSURANCE COMPANY	$5,000,000
c/o Fort Washington Investment Advisors
Suite 1200 - Private Placements
303 Broadway
Cincinnati, OH 45202

Payments

Please contact invacctg@wslife.com to securely obtain wire transfer instructions for The Lafayette Life Insurance Company.  All payments on account of Notes help by Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Notices

All notices with respect to payments, wire transfers and audit confirmations, to be addressed:

The Lafayette Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Name of Nominee in which Notes are to be issued:  Hare & Co LLC

Taxpayer I.D. Number for Hare & Co LLC:  13-6062616

Physical Delivery of Note:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	$10,000,000

Notes to be registered in the name of:

The Guardian Life Insurance Company of America

TAX ID NO. 13-5123390

And deliver to:

Payment by wire to:

Address for all communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Brian Keating

Investment Department  9-A

FAX #  (212) 919-2658

Email address: brian_keating@glic.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

OCM CREDIT PORTFOLIO LP	$30,000,000

Notes to be registered in the name of:

OCM Credit Portfolio LP

And deliver to:

Jeremy Ehrlich

OMERS Capital Markets

Royal Bank Plaza, North Tower

200 Bay Street, Suite 2300

Toronto ON M5J 2J2

Wire transfer instructions:

Address for all communications and notices should be sent to:

OMERS Capital Markets

Royal Bank Plaza, North Tower

200 Bay Street, Suite 2300

Toronto ON M5J 2J2

Attention:	Angela Lam - ALam@Omers.com
Ben Benawra - BBenawra@Omers.com
Jeremy Ehrlich - JEhrlich@Omers.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$15,640,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Account No.:

Each such wire transfer shall set forth the name of the Company, a reference to “4.73% Senior Notes due April 28, 2026, Security No. INV       , PPN 862121 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2029 Century Park East, Suite 715 Los Angeles, California 90067 Attention: Managing Director
and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, New Jersey  07102

Attention:  PIM Private Accounting Processing Team

Email:  PIM.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

4 Embarcadero Center, Suite 2700

San Francisco, California  94111

Attention:  Jim Evert

Telephone:  (415) 291-5055

(4)	Tax Identification No.: 22-1211670

(5)	Email addresses for electronic deliveries:

pcg.lacf@prudential.com brad.wiginton@prudential.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PENSIONSKASSE DES BUNDES PUBLICA	$7,860,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to “4.73% Senior Notes due April 28, 2026, PPN 862121 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2029 Century Park East, Suite 715 Los Angeles, California 90067 Attention: Managing Director
and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:
ASC.GSA.Delivery.Team@jpmorgan.com Swiss.IFAS.Service.Team@jpmorgan.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to: Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number ( ; Account Number: ).

(b) Send copy by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management

(4)	Email addresses for electronic deliveries:

pcg.lacf@prudential.com brad.wiginton@prudential.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

BLUE CROSS AND BLUE SHIELD OF MINNESOTA	$1,500,000

Notes to be registered in the name of CUDD & CO.

(1)                            All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to “4.73% Senior Notes due April 28, 2026, Note No.       , PPN 862121 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)                            Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 715

Los Angeles, California  90067

Attention:  Managing Director

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

Blue Cross and Blue Shield of Minnesota

1303 Corporate Center Drive

Eagan, MN 55121-1204

Attention: John E.Q. Orner, VP, Treasury & CIO

Telephone: (651) 662-8381

Facsimile: (651) 662-8381

(3)                            Address for Delivery of Notes:

(a)                                      Send physical security by nationwide overnight delivery service to:

(b)                                      Send copy by nationwide overnight delivery service to:

PGIM, Inc.

655 Broad Street

14th Floor -  South Tower

Newark, NJ 07102

Attention: Michael Iacono -  Trade Management

(4)                     Tax Identification No.:   41-0984460

(5)                     Email addresses for electronic deliveries:

pcg.lacf@prudential.com

brad.wiginton@prudential.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	$10,000,000

Note registered in the name of:  Sun Life Assurance Company of Canada

Wire Transfers of Principal and Interest are to be directed to:

Tax Identification number: 38-1082080

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.  Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income — SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to SUN LIFE ASSURANCE COMPANY OF CANADA at:

Attention: SC1303/Investments/Private Fixed Income

1 Sun Life Executive Park

Wellesley Hills, MA 02481

AND

Dave.belanger@sunlife.com

Private.placement.mailbox@sunlife.com

Physical delivery of Notes:

Linda R. Guillette

Associate Investment Analyst

Private Fixed Income

SUN LIFE ASSURANCE COMPANY OF CANADA

One Sun Life Executive Park — SC1303

Wellesley Hills, MA 02481

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA	$20,000,000

Note registered in the name of:  Sun Life Assurance Company of Canada

Wire Transfers of Principal and Interest are to be directed to:

Tax Identification number: 38-1082080

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.  Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

Attn: Investments/Private Fixed Income — SC302D26

227 King Street South

Waterloo, ON N2J 4C5 Canada

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to SUN LIFE ASSURANCE COMPANY OF CANADA at:

Attention: SC1303/Investments/Private Fixed Income

1 Sun Life Executive Park

Wellesley Hills, MA 02481

AND

Dave.belanger@sunlife.com

Private.placement.mailbox@sunlife.com

Physical delivery of Notes:

Linda R. Guillette

Associate Investment Analyst

Private Fixed Income

SUN LIFE ASSURANCE COMPANY OF CANADA

One Sun Life Executive Park — SC1303

Wellesley Hills, MA 02481

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	$35,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Facsimile: (212) 916-4699

With a copy to:

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Blvd

Charlotte, NC  28262

Attention: Global Private Markets

Telephone:                                   (704) 988-4349 (Name: Ho Young-Lee)

(212) 916-4000 (General Number)

Facsimile:                                         (704) 988-4916

Taxpayer Identification Number:  13-1624203

Physical Delivery of Notes:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

USAA LIFE INSURANCE COMPANY	$10,000,000

(Notes to be registered in the name of: ELL & CO.)

(1)                                 All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2)                                 Address for notices relating to payments:

(3)                                 Address for all other communications:

John Spear

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-8661

Email: privates@usaa.com

(4)                                 Physical Delivery of Notes:

(5)                                 Tax Identification Number:

74-1472662